                                                               EXHIBIT NO. 10.10


                            ASSET PURCHASE AGREEMENT

                                  by and among

                                   SC/NE, LLC

                                   as "Buyer,"

                           NEXTERA ENTERPRISES, L.L.C.

                                  as "Nextera,"

                             SIBSON & COMPANY, L.P.

                                  as "Seller,"

                             SIBSON & COMPANY, INC.
                              as "General Partner,"

                                    SC2, INC.

                              as "Limited Partner"

                                       and

                         THE SHAREHOLDERS OF THE GENERAL
                         PARTNER AND THE LIMITED PARTNER

                              as the "Shareholders"



                          Dated as of August 31, 1998

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                            ASSET PURCHASE AGREEMENT

                                TABLE OF CONTENTS


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ARTICLE I.  DEFINITIONS ..........................................................       2
        1.1. Defined Terms .......................................................       2
        1.2. Other Defined Terms .................................................       8
ARTICLE II.  PURCHASE AND SALE OF ASSETS .........................................       9
        2.1. Sale of Assets ......................................................       9
        2.2. Assumption of Liabilities ...........................................       9
        2.3. Excluded Liabilities ................................................      10
        2.4. Purchase Price ......................................................      10
        2.5. Working Capital .....................................................      11
        2.6. Closing Costs; Transfer Taxes and Fees ..............................      11
ARTICLE III.  CLOSING ............................................................      12
        3.1. Closing .............................................................      12
        3.2. Conveyances at Closing ..............................................      12
ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF THE SELLER ........................      13
        4.1. Organization and Qualification ......................................      14
        4.2. Capitalization; Beneficial Ownership ................................      14
        4.3. Subsidiaries ........................................................      15
        4.4. Authority ...........................................................      15
        4.5. Assets ..............................................................      16
        4.6. Real Property .......................................................      17
        4.7. Financial Statements ................................................      18
        4.8. Absence of Certain Changes or Events ................................      19
        4.9. Contracts and Commitments ...........................................      21
        4.10. Permits ............................................................      23
        4.11. Litigation .........................................................      23
        4.12. Compliance with Law ................................................      24
        4.13. Ordinary Course ....................................................      24
        4.14. Officers and Compensation ..........................................      24
        4.15. Employees; Labor Matters ...........................................      24
        4.16. Banking Relations ..................................................      25
        4.17. No Brokers .........................................................      25
        4.18. No Other Agreements to Sell the Assets .............................      25
        4.19. Clients ............................................................      26
        4.20. Backlog ............................................................      26
        4.21. Proprietary Rights .................................................      26
        4.22. Taxes ..............................................................      26
        4.23. Employee Benefit Programs ..........................................      28
        4.24. Insurance ..........................................................      31
        4.25. Accounts Receivable ................................................      32
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        4.26. Payments ...........................................................      32
        4.27. Environmental Matters ..............................................      32
        4.28. Warranty or Other Claims ...........................................      34
        4.29. Records; Copies of Documents .......................................      34
        4.30. Powers of Attorney .................................................      34
        4.31. Business of General Partner and Limited Partner ....................      34
        4.32. Accredited Investor ................................................      34
ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF GENERAL PARTNER, LIMITED PARTNER
            AND THE SHAREHOLDERS .................................................      34
        5.1. Authority ...........................................................      35
        5.2. No Brokers ..........................................................      35
        5.3. Agreements ..........................................................      35
ARTICLE VI.  REPRESENTATIONS AND WARRANTIES OF BUYER AND NEXTERA .................      36
        6.1. Organization ........................................................      36
        6.2. Subsidiaries ........................................................      36
        6.3. Authority ...........................................................      37
        6.4. Litigation ..........................................................      38
        6.5. No Brokers ..........................................................      38
        6.6. Membership Interests of Nextera .....................................      38
        6.7. Operating Agreements ................................................      38
        6.8. Financial Statements ................................................      38
        6.9. Taxes ...............................................................      39
        6.10. Absence of Certain Changes or Events ...............................      41
        6.11. Insurance ..........................................................      42
        6.12. Compliance with Laws ...............................................      43
        6.13. Proprietary Rights .................................................      43
        6.14. Indebtedness .......................................................      44
ARTICLE VII.  COVENANTS ..........................................................      44
        7.1. Further Assurances ..................................................      44
        7.2. Conduct of Business .................................................      44
        7.3. No Solicitation of Other Offers .....................................      46
        7.4. Notification of Certain Matters .....................................      47
        7.5. Employee Matters ....................................................      47
        7.6. Option Pool .........................................................      49
        7.7. Additional Units ....................................................      50
        7.8. Conduct of the Business Following the Closing .......................      50
        7.9. Permitted Distribution ..............................................      50
        7.10. Preservation of Confidentiality ....................................      50
        7.11. No Distribution of Nextera Class A Units ...........................      51
        7.12. Buyer Efforts on Financing and Qualifications ......................      51
        7.13. Annual Incentive Plan ..............................................      51
        7.14. Senior Leadership Team of Nextera ..................................      51
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ARTICLE VIII.  CONDITIONS TO SELLER'S OBLIGATIONS ................................      51
        8.1. Representations, Warranties and Covenants ...........................      52
        8.2. No Actions or Court Orders ..........................................      52
        8.3. Consents ............................................................      52
        8.4. Material Changes ....................................................      52
        8.5. Approval of Seller's Counsel ........................................      52
        8.6. Opinions of Counsel .................................................      52
        8.7. Assumption Document .................................................      53
        8.8. Escrow Agreement ....................................................      53
        8.9. Employment Agreements ...............................................      53
        8.10. Corporate Documents ................................................      53
        8.11. Operating Agreement of Nextera .....................................      53
        8.12. Operating Agreement of Buyer .......................................      53
        8.13. Deliveries .........................................................      53
        8.14. Exchange Agreement .................................................      53
        8.15. Annual Incentive Plan ..............................................      53
        8.16. Sibson Canada ......................................................      53
        8.17. PNC Bank ...........................................................      54
ARTICLE IX.  CONDITIONS TO BUYER'S AND NEXTERA'S OBLIGATIONS .....................      54
        9.1. Representations, Warranties and Covenants ...........................      54
        9.2. Consents; Regulatory Compliance and Approval ........................      54
        9.3. No Actions or Court Orders ..........................................      54
        9.4. Approval of Nextera's Counsel .......................................      55
        9.5. Opinions of Counsel .................................................      55
        9.6. Material Changes ....................................................      55
        9.7. Partnership Documents ...............................................      55
        9.8. Corporate Documents .................................................      55
        9.9. Conveyancing Documents; Release of Encumbrances .....................      55
        9.10. Name Change ........................................................      55
        9.11. Permits ............................................................      55
        9.12. Escrow Agreement ...................................................      56
        9.13. Employment Agreements ..............................................      56
        9.14. Third-Party Financing ..............................................      56
        9.15. Payment of Employee Promissory Notes ...............................      56
        9.16. Deliveries .........................................................      56
        9.17. Exchange Agreement .................................................      56
        9.18. Sibson Canada ......................................................      56
        9.19. PNC Bank ...........................................................      56
ARTICLE X.  CONSENTS TO ASSIGNMENT ...............................................      56
        10.1. Consents to Assignment .............................................      56
ARTICLE XI.  RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING ........................      57
        11.1. Collection of Accounts Receivable and Letters of Credit ............      57
        11.2. Books and Records; Tax Matters .....................................      57
        11.3. Survival of Representations, Etc ...................................      58
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ARTICLE XII.  INDEMNIFICATION ....................................................      58
        12.1. Indemnification by the Selling Parties .............................      58
        12.2. Limitations on Indemnification by the Selling Parties ..............      59
        12.3. Indemnification by Buyer and Nextera ...............................      60
        12.4. Limitation on Indemnification by Buyer and Nextera .................      60
        12.5. Notice; Defense of Claims ..........................................      61
        12.6. Satisfaction of Selling Party Indemnification Obligations ..........      61
        12.7. Use of Nextera Class A Units .......................................      62
        12.8. Bulk Sales .........................................................      62
        12.9. Exclusive Remedy ...................................................      62
ARTICLE XIII.  TERMINATION OF AGREEMENT; RIGHTS TO PROCEED .......................      62
        13.1. Termination ........................................................      62
        13.2. Effect of Termination ..............................................      63
ARTICLE XIV.  MISCELLANEOUS ......................................................      63
        14.1. Fees and Expenses ..................................................      63
        14.2. Governing Law ......................................................      63
        14.3. Notices ............................................................      63
        14.4. Entire Agreement ...................................................      67
        14.5. Assignability; Binding Effect ......................................      68
        14.6. Captions and Gender ................................................      68
        14.7. Execution in Counterparts ..........................................      68
        14.8. Amendments .........................................................      68
        14.9. Publicity and Disclosures ..........................................      68
        14.10. Specific Performance ..............................................      68
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                                       iv

                            ASSET PURCHASE AGREEMENT


               This Asset Purchase Agreement, dated as of August 31, 1998, is by and among SC/NE, LLC, a newly formed Delaware limited liability company and a wholly owned subsidiary of Nextera ("Buyer"), Nextera Enterprises, L.L.C., a Delaware limited liability company and the sole member of Buyer ("Nextera"), Sibson & Company, L.P., a Delaware limited partnership (the "Seller"), Sibson & Company, Inc., a Delaware corporation and the sole general partner of Seller (the "General Partner"), SC2, Inc., a Delaware corporation and the sole limited partner of Seller (the "Limited Partner"), the holders of the capital stock of General Partner identified on Exhibit A as such (the "GP Shareholders"), the holders of the capital stock of Limited Partner identified on Exhibit A as such (the "LP Shareholders") (the GP Shareholders and LP Shareholders are collectively referred to herein as the "Shareholders").

                               W I T N E S S E T H

               WHEREAS, Seller owns certain assets which it uses in the conduct of the Business (as defined below);

               WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the Assets (as defined below), upon the terms and subject to the conditions of this Agreement;

               WHEREAS, General Partner and Limited Partner own of record and beneficially all of the issued and outstanding general and limited partnership interests of Seller, respectively, and desire to have Seller sell the Assets to Buyer, upon the terms and subject to the conditions of this Agreement;

               WHEREAS, the GP Shareholders own of record and beneficially all of the issued and outstanding capital stock of General Partner and desire to have General Partner direct Seller to sell the Assets to Buyer upon the terms and subject to the conditions of this Agreement;

               WHEREAS, the LP Shareholders own of record and beneficially all of the issued and outstanding capital stock of Limited Partner and desire to have the Limited Partner consent to the sale of the Assets by Seller to Buyer upon the terms and subject to the conditions of this Agreement;

               WHEREAS, Nextera as the sole member of Buyer, desires to issue membership interests consisting of Nextera Units (as defined below) pursuant to, and subject to the terms and conditions of, this Agreement; and

               NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

               1.1. Defined Terms. As used herein, the terms below shall have the following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

               "Action" shall mean any action, claim, suit, litigation, proceeding, arbitral action, governmental audit, criminal prosecution, governmental investigation or unfair labor practice charge or complaint.

               "affiliate" shall have the meaning set forth in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

               "Assets" shall mean all of Seller's right, title and interest in and to the business, properties, assets and rights of any kind, whether tangible or intangible, real or personal and constituting, or used or useful in connection with, or related to, the Business owned by Seller or in which Seller has any interest, including without limitation all of Seller's right, title and interest in the following:

               (a) all accounts and notes receivable (whether current or noncurrent), refunds, deposits, prepayments or prepaid expenses (including without limitation any prepaid insurance premiums) of Seller;

               (b) all cash and cash equivalents held by Seller;

               (c) all equity interests in other entities held by Seller (including, without limitation, Seller's interest in Sibson Europe (as hereinafter defined), Sibson UK (as hereinafter defined) and Sibson & Company (Pty.) Ltd., a Republic of South Africa corporation);

               (d) all Contract Rights (including, without limitation, rights with respect to (i) the split-dollar life insurance policies described on
Schedule 4.23, (ii) the Sibson & Company, L.P. Profit Sharing Plan and the trust maintained in connection therewith and (iii) license agreements between Seller and Sibson Canada Inc., Sibson UK, Morgan & Banks Reward Consulting (PTY), and Sibson & Company Limited), to the extent transferable;

               (e) all Leases;

               (f) all Owned Real Property;

               (g) all Leasehold Estates;

               (h) all Leasehold Improvements;

               (i) all Fixtures and Equipment;

               (j) all Books and Records;

               (k) all Proprietary Rights relating to the Business;

               (l) all Permits, to the extent transferable;

               (m) all Insurance Policies, to the extent assignable;

               (n) all available supplies, sales literature, promotional literature, customer, supplier and distributor lists, art work, display units, telephone and fax numbers and purchasing records related to the Business;

               (o) all rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with the Assets or services furnished to Seller pertaining to the Business or affecting the Assets, to the extent such warranties, representations and guarantees are assignable;

               (p) all deposits and prepaid expenses of Seller;

               (q) all claims, causes of action, causes in action, rights of recovery and rights of set-off of any kind, against any person or entity, including without limitation any liens, security interests, pledges or other rights to payment or to enforce payment in connection with service performed or products delivered by Seller on or prior to the Closing Date; and

               (r) all of the goodwill of Seller;

but excluding therefrom the Excluded Assets.

               "Books and Records" shall mean, to the extent in Seller's possession, (a) all records and lists of Seller pertaining to the Assets, (b) all records and lists pertaining to the Business, customers, suppliers or personnel of Seller, (c) all product, business and marketing plans of Seller and
(d) all books, ledgers, files, reports, plans, drawings and operating records of every kind maintained by Seller, but excluding the originals of Seller's minute books, stock or partnership interest books and tax returns.

               "Business" shall mean all of Seller's and its Subsidiaries' current operations including its business of management and human resources consulting.

               "Buyer Operating Agreement" shall mean the Limited Liability Company Agreement of SC/NE, LLC of even date herewith, a true and correct copy of which is attached as Exhibit L hereto.

               "Closing Date" shall mean August __, 1998, or such other date as Buyer and Seller shall mutually agree upon.

               "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

               "Contract" shall mean any agreement, contract, note, loan, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license agreement, instrument, obligation or commitment to which Seller is a party or is bound and which relates to the Business or the Assets, whether oral or written, but excluding all Leases.

               "Contract Rights" shall mean all of Seller's rights and obligations under the Contracts including, without limitation, those Contracts listed on Schedule 4.9.

               "Copyrights" shall mean registered copyrights, copyright applications and unregistered copyrights.

               "Court Order" shall mean any judgment, decision, consent decree, injunction, ruling or order of any federal, state or local court or governmental agency, department or authority that is binding on any person or its property under applicable law.

               "Damages" shall mean damages, Liabilities, losses, Taxes, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) but excluding consequential or special damages.

               "Default" shall mean (1) a breach of or default under any Contract or Lease, (2) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract or Lease, or (3) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract or Lease.

               "Disclosure Schedule" shall mean a schedule and letters executed and delivered by the Seller to Buyer as of the date hereof which sets forth the exceptions to the representations and warranties contained in Article IV hereof and certain other information called for by this Agreement. Unless otherwise specified or the context otherwise requires, each reference in this Agreement to any numbered schedule is a reference to that numbered schedule which is included in the Disclosure Schedule.

               "Encumbrance" shall mean any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, conditional sales agreement, or other similar right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

               "Escrow Agent" shall have the meaning assigned to such term in the Escrow Agreement attached hereto as Exhibit B.

               "Excluded Assets," notwithstanding any other provision of this Agreement, shall mean the following assets of Seller which are not to be acquired by Buyer hereunder:

               (a) all Permits, to the extent not transferable;

               (b) all claims, causes of action, chooses in action, rights of recovery and rights of set-off of any kind against any person or entity arising out of or relating to the Excluded Liabilities;

               (c) all rights under this Agreement and the Escrow Agreement and other agreements related to this Agreement; and

               (d) minute books and other partnership records.

               "Facility Leases" shall mean all of the leases described on
Schedule 4.6.

               "Fixtures and Equipment" shall mean all of the furniture, fixtures, furnishings, machinery, spare parts, supplies, equipment and other tangible personal property owned by Seller and used in connection with the Business, wherever located and including any such Fixtures and Equipment in the possession of any of Seller's suppliers, including all warranty rights with respect thereto.

               "Former Facility" shall mean each plant, office, manufacturing facility, store, warehouse, improvement, administrative building and all real property and related facilities that was owned, leased or operated by Seller at any time prior to the date hereof.

               "GP Shareholders" shall mean those individuals identified as such on Exhibit A hereto.

               "Insurance Policies" shall mean the insurance policies related to the Assets listed on Schedule 4.24.

               "IRS" shall mean the Internal Revenue Service.

               "knowledge of Nextera" shall mean the actual knowledge of Gresham
T. Brebach, Jr., Ronald Bohlin, Stanley E. Maron, Steven Fink, Richard V. Sandler, or Michael Muldowney or that which could be learned by any such individual upon reasonable investigation.

               "knowledge of Seller" shall mean the actual knowledge of Stephen Strelsin, Roger Brossy, Vincent Perro, Richard Semler, Mark Blessington, Ira Marks, or Douglas Tormey or that which could be learned by any such individual upon reasonable investigation.

               "Leased Real Property" shall mean all leased plants, offices, manufacturing facilities, stores, warehouses, improvements, administration buildings, and all real property and related facilities which are identified or listed on Schedule 4.6 attached hereto.

               "Leasehold Estates" shall mean all of Seller's rights and obligations as lessee under the Leases.

               "Leasehold Improvements" shall mean all leasehold improvements situated in or on the Leased Real Property and owned by Seller.

               "Leases" shall mean all of the existing leases with respect to the personal or real property of Seller including, without limitation, those Leases listed on Schedule 4.6 and/or Schedule 4.9.

               "Liabilities" shall mean any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, guaranty or endorsement of or by any person of any type, whether accrued, absolute, contingent, matured, unmatured or other.

               "LP Shareholders" shall mean those individuals identified as such on Exhibit A hereto.

               "material adverse effect" or "material adverse change" shall mean with respect to Seller, the Business or the Assets any material adverse effect or change in the condition (financial or other), business, results of operations, prospects, assets, Liabilities or operations of the Seller, the Business and/or the Assets taken as a whole or on the ability of Seller to consummate the transactions contemplated hereby, or any event or condition which would, with the passage of time, constitute a "material adverse effect" or "material adverse change." "Material adverse effect" or "material adverse change" shall mean with respect to Nextera any material adverse effect or change in the condition (financial or other), business, results of operations, prospects, assets, liabilities or operations of Nextera and its Subsidiaries taken as a whole or on the ability of Nextera or Buyer to consummate the transactions contemplated hereby, or any event or condition which would, with the passage of time, constitute a "material adverse effect" or "material adverse change."

               "Nextera Class A Units" shall mean the Class A Common Units of Nextera, representing membership interests in Nextera.

               "Nextera Disclosure Schedule" shall mean a schedule and letters executed and delivered by Nextera and Buyer to the Selling Parties as of the date hereof which sets forth the exceptions to the representations and warranties contained in Article VI hereof and certain other information called for by this Agreement. Unless otherwise specified or the context otherwise requires, each reference in this Agreement to any numbered schedule is a reference to that numbered schedule which is included in the Nextera Disclosure Schedule.

               "Nextera Operating Agreement" shall mean the Second Amended and Restated Limited Liability Company Agreement of Nextera Enterprises, L.L.C. dated as of May 1, 1998, as amended, a true and correct copy of which is attached as Exhibit M hereto.

               "ordinary course of business" or "ordinary course" or any similar phrase shall mean the ordinary course of the Business and consistent with Seller's past practice.

               "Permits" shall mean all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, necessary for the past or present conduct of, or relating to the operation of the Business.

               "Permitted Lien" shall mean: (i) materialmen's, mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings, (ii) liens for current taxes not yet due or any taxes being contested in good faith by appropriate proceedings, (iii) liens to secure performance of statutory obligations, (iv) any lien securing any purchase money indebtedness incurred in the ordinary course of business and reflected in Seller's financial statements, (v) liens of lessors under Leases,
(vi) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (vii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Seller or any of its Subsidiaries is a party as lessee made in the ordinary course of business;
(viii) deposits securing public or statutory obligations of Seller or any of its Subsidiaries; (ix) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Seller or any of its Subsidiaries is a party; (x) zoning restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use of leases or leasehold estates; (xi) any requirement that consent be obtained or notice be given in connection with the assignment of contracts to Buyer hereunder and the consummation of the other transactions contemplated hereby; and (xii) liens under Seller's revolving credit facility.

               "Proprietary Rights" shall mean all Copyrights, Trademarks, patents, technology rights and licenses, computer software (including without limitation any source or object codes therefor or documentation relating thereto), trade secrets, franchises, know-how, inventions, designs, specifications, plans, drawings and intellectual property rights.

               "Regulations" shall mean any laws, statutes, ordinances, regulations, rules, court decisions, agency guidelines, principles of law and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation Environmental Laws, energy, motor vehicle safety, public utility, zoning, building and health codes, and occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

               "Representative" shall mean any officer, director, principal, attorney, agent, employee or other representative.

               "Selling Party" shall mean any of Seller, General Partner, Limited Partner and the Shareholders (collectively, Seller, General Partner, Limited Partner and the Shareholders are referred to herein as the "Selling Parties")

               "Shareholders" shall mean the GP Shareholders and the LP Shareholders.

               "Subsidiary" shall mean (a) any corporation in an unbroken chain of corporations beginning with Seller or Nextera, as applicable, if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership in which Seller or Nextera, as applicable, is a general partner, (c) any limited liability company in which Seller or Nextera, as applicable, is a managing member, or (d) any partnership or limited liability company in which Seller or Nextera, as applicable, possesses a 50% or greater interest in the total capital or total income of such partnership.

               "Tax" shall mean all governmental taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, VAT, service, service use, ad valorem, transfer, franchise, profits, license, lease, withholding, social security, payroll, employment, excise, estimated, severance, stamp, recording, occupation, real and personal property, gift, windfall profits or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, whether computed on a separate, consolidated, unitary, combined or other basis, together with any interest, fines, penalties, additions to tax or other additional amounts imposed thereon or with respect thereto imposed by any taxing authority (domestic or foreign).

               "Trademarks" shall mean registered trademarks, registered service marks, trademark and service mark applications and unregistered trademarks and service marks.

               1.2. Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:


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               ----                                                         -------
               Arbitrator                                                   2.5(b)
               Assumed Liabilities                                          2.2
               Assumption Document                                          3.2(c)
               Audited Financial Statements                                 6.8(a)
               Base Balance Sheet                                           4.7(a)
               Base Balance Sheet Date                                      4.7(a)
               Clients                                                      4.19
               Closing                                                      3.1
               Closing Working Capital                                      2.5(a)
               Customers                                                    4.19
               Employee Program                                             4.23(l)
               Employment Agreement                                         9.13
               Environmental Law                                            4.27(e)
               Equity Participation Plan                                    7.6
               ERISA                                                        4.23(c)
               ERISA Affiliate                                              4.23(l)
               Escrow Amount                                                2.4(b)
               Escrow Agreement                                             2.4(b)
               Estimated Working Capital                                    2.5(a)
               Exchange Agreement                                           4.18
               Excluded Liabilities                                         2.3
               Excluded Liability Claims                                    12.1
               Facility Lease                                               4.6(a)
               Financial Statements                                         4.7(a)
               Fraud Claims                                                 12.1(a)

               Term                                                         Section
               ----                                                         -------
               GAAP                                                         2.5
               General Claims                                               12.1(e)
               GP Shareholders' Agreement                                   5.4
               Hazardous Material                                           4.27(e)
               Hazardous Waste                                              4.27(e)
               Individual Fraud Claims                                      12.1
               Individual General Claims                                    12.1
               IRS                                                          4.23(b)
               LP Shareholders' Agreement                                   5.4
               Minimum Working Capital                                      2.5(a)
               Nextera Balance Sheet                                        6.8
               Nextera Financial Statements                                 6.8(c)
               Ownership Claims                                             12.1(b)
               Partnership Agreement                                        4.1(a)
               Permitted Distribution                                       7.9
               Pro Forma Financial Statements                               6.8(a)
               Purchase Price                                               2.4(a)
               Principals                                                   8.9
               Rehired Employee                                             7.5(a)
               Shareholder Representative                                   14.8
               Sibson Canada                                                8.16
               Sibson Europe                                                2.4(c)
               Sibson UK                                                    4.3
               Tax Claims                                                   12.1(c)
               Tax Return                                                   4.22(a)
               Working Capital Retention                                    2.5(a)


                                   ARTICLE II.

                           PURCHASE AND SALE OF ASSETS

               2.1. Sale of Assets. Upon the terms and subject to the conditions contained herein, at the Closing, Seller will sell, convey, transfer, assign and deliver to Buyer, and Buyer will purchase and acquire from Seller, the Assets, free and clear of all Encumbrances other than the Permitted Liens.

               2.2. Assumption of Liabilities. Upon the terms and subject to the conditions contained herein, at the Closing, Buyer shall assume and agree to pay when due, perform and discharge in accordance with the terms thereof (a) all Liabilities of Seller arising out of occurrences or circumstances prior to the Closing, other than the Excluded Liabilities, (b) any Liabilities arising after the Closing related to the Business, the Assets, the Contracts and/or the Leases, other than the Excluded Liabilities and (c) Liabilities arising from the failure to obtain necessary waivers, consents or approvals with respect to the Contracts and Leases, including without limitation, consents with respect to the items described on Schedule 7.1 (collectively, the "Assumed Liabilities").

               2.3. Excluded Liabilities. Notwithstanding any other provision of this Agreement, Buyer shall not assume, or otherwise be responsible for, (a) any Liabilities of any Selling Party under this Agreement, the Exchange Agreement, the Escrow Agreement and the other agreements and transactions contemplated hereby and (b) any Liabilities of Seller or any Subsidiary of Seller in respect of any Tax, whether liquidated or unliquidated, or known or unknown, whether arising out of occurrences, in the case of Seller, prior to, at or after the date hereof and, in the case of any Subsidiary, prior to, at or after the date hereof until the Closing Date (the "Excluded Liabilities").

               2.4. Purchase Price.

               (a) Purchase Price of Assets. In consideration of the sale, transfer, assignment, conveyance and delivery of an undivided eighty-five percent (85%) interest in the Assets by Seller to Buyer and in reliance upon the representations and warranties of Seller herein contained and made at the Closing and upon the terms and subject to the satisfaction or waiver by the party entitled thereto of all of the conditions set forth herein, Buyer agrees that at the Closing, it will pay to Seller the aggregate amount of Thirty Four Million Seven Hundred Sixty Three Thousand Nine Hundred Dollars ($34,763,900) (the "Purchase Price") (to be paid by wire transfer of immediately available funds) and shall assume the Assumed Liabilities pursuant to this Agreement.

               The Purchase Price shall be allocated among the Assets in the manner required by Section 1060 of the Code and regulations thereunder. Exhibit C attached hereto sets forth the amount and form of the Purchase Price allocable to the various Assets. Buyer and Seller (or General Partner and Limited Partner on behalf of Seller) agree to each prepare and file on a timely basis with the Internal Revenue Service substantially identical initial and supplemental Internal Revenue Service Forms 8594 "Asset Acquisition Statements Under Section 1060" consistent with Exhibit C and which gives effect to any working capital adjustment determined in accordance with Section 2.5 hereof and to file all relevant Tax Returns in a manner consistent therewith.

               (b) Contribution of Assets. In consideration of the contribution of an undivided fifteen percent (15%) interest in the Assets by Seller to Buyer and in reliance upon the representations and warranties of Seller herein contained and made at the Closing and upon the terms and subject to the satisfaction or waiver of all of the conditions set forth herein, Buyer agrees that at the Closing, it will (i) deliver to Seller the aggregate amount of 1,828,539 Nextera Class A Units issued by Nextera in Seller's name pursuant to the Nextera Operating Agreement and (ii) deliver to the Escrow Agent 784,548 Nextera Class A Units (the "Escrow Amount") issued by Nextera in Seller's name pursuant to and in accordance with the terms of the Nextera Operating Agreement and to be held in the manner described in the Escrow Agreement to be executed in substantially the form attached hereto as Exhibit B. The parties acknowledge that the value of the Nextera Class A Units is $2.50 per unit.

               (c) Purchase Price of Sibson Europe. In consideration of the sale, transfer, assignment, conveyance and delivery of the one percent (1%) membership interest in Sibson Europe LLC, a Delaware limited liability company ("Sibson Europe") by General Partner to Buyer and in reliance on the representations and warranties of General Partner herein contained and made at the Closing and upon the terms and subject to the satisfaction of all of the conditions set forth herein, Buyer agrees that at the Closing, it will pay to General Partner the aggregate amount of One Hundred Dollars ($100).

               2.5. Working Capital.

               (a) Working Capital Adjustment. The amount of the cash payment to be made by Buyer for the Assets at the Closing is premised upon Seller delivering to Buyer at least Three Million One Hundred Thousand Dollars ($3,100,000) of working capital determined in accordance with generally accepted accounting principles ("GAAP") consistently applied (except as separately agreed in writing by the parties), at the Closing (such amount being the "Minimum Working Capital"). No later than two (2) business days prior to the Closing Date, Seller shall advise Buyer and Nextera of its estimate of working capital to be delivered at the Closing (the "Estimated Working Capital"). Without limiting other rights that Buyer and Nextera may have under this Agreement, if the Estimated Working Capital is less than the Minimum Working Capital, the cash payment to Seller for the Assets at the Closing shall be reduced by the amount of such shortfall. Seller shall retain from the Purchase Price, and not distribute to its General Partner or Limited Partner, the sum of Three Hundred Thousand Dollars ($300,000) (the "Working Capital Retention") until such time as the Closing Working Capital (as defined below) has been determined and reconciled pursuant to this Section 2.5. Within thirty (30) days following the Closing, Seller shall determine the actual working capital as of the Closing Date (the "Closing Working Capital") and promptly notify Buyer of such amount. If the Closing Working Capital is less than the Estimated Working Capital, and would have resulted in a reduced or further reduced cash payment, as applicable, to Seller for the Assets at the Closing, Seller shall promptly pay to Buyer the difference (the "Working Capital Adjustment").

               (b) Disputed Closing Working Capital. If Buyer shall disagree with the amount determined to be the Closing Working Capital, it shall notify Seller in writing of such disagreement within fifteen (15) business days of its receipt of the determination of Closing Working Capital. Buyer and Seller shall use their commercially reasonable efforts for a period of thirty (30) days following the notice of disagreement to resolve any disagreement. If at the end of such period, Buyer and Seller are unable to resolve the disagreement, a mutually agreed upon independent public accounting firm (the "Arbitrator") shall be retained to make a final and binding determination of the actual Closing Working Capital, at which time Seller shall promptly pay to Buyer the Working Capital Adjustment, if any. The determination of the Arbitrator shall be final, binding and conclusive on the parties. The fees and expenses of the Arbitrator shall be borne equally by Buyer and Seller.

               2.6. Closing Costs; Transfer Taxes and Fees. Seller and Nextera shall each be responsible for one-half of any documentary and transfer taxes and any sales, use or other taxes imposed by reason of the transfers of the Assets provided hereunder and any deficiency, interest or penalty asserted with respect thereto. Seller and Nextera shall each pay one-half of the fees and costs of recording or filing all applicable conveyancing instruments described in Section 3.2(a). Nextera shall pay all costs of applying for new Permits and obtaining the transfer of existing Permits which may be lawfully transferred.

                                  ARTICLE III.

                                     CLOSING

               3.1. Closing. The Closing of the transactions contemplated herein (the "Closing") shall be held at a mutually agreeable location in New York, New York on August __, 1998 or at such other date and location as may be mutually agreed upon by the parties.

               3.2. Conveyances at Closing.

               (a) Instruments and Possession. Subject to the terms and conditions contained herein, to effect the sale and transfer referred to in
Section 2.1 hereof, Seller will, at the Closing, execute and deliver or cause to be executed and delivered to Buyer:

                      (i) one or more bills of sale, in the form attached hereto as Exhibit D, conveying in the aggregate all of Seller's owned personal property included in the Assets;

                      (ii) subject to Section 10.1, Assignments and Assumptions of Facility Leases in the form attached hereto as Exhibit E with respect to the Facility Leases or in such other form as may be required by the lessor or sublessor thereunder and which is reasonably acceptable to Nextera;

                      (iii) subject to Section 10.1, Assignments and Assumptions of Contracts and Leases (other than Facility Leases), each in the form of Exhibit F attached hereto, with respect to the Contracts and Leases (other than any Facility Lease);

                      (iv) letters from each of Seller and General Partner to the Delaware Secretary of State giving permission to use the names "Sibson" and "Sibson & Company" to SC/NE, LLC in the forms attached hereto as Exhibit K;

                      (v) assignment to, and assumption by, Buyer with respect to the one percent (1%) membership interest in Sibson Europe owned by General Partner; and all other required documents or actions to have Buyer admitted as the sole member of Sibson Europe;

                      (vi) such other instruments as shall be reasonably requested by Buyer to vest in Buyer title in and to the Assets in accordance with the provisions hereof.

               (b) Transfer of Cash and Cash Equivalents. Subject to the terms and conditions contained herein, Seller will, as the Closing, transfer and deliver to Buyer all cash and cash equivalents of the Business.

               (c) Assumption Documents. Upon the terms and subject to the conditions contained herein, Buyer will, at the Closing, execute and deliver or cause to be delivered to Seller;

                      (i) an instrument of assumption substantially in the form attached hereto as Exhibit G, evidencing Buyer's assumption, pursuant to Section 2.2, of the Assumed Liabilities (the "Assumption Document");

                      (ii) subject to Section 10.1, Assignments and Assumptions of Lease in the form attached hereto as Exhibit E with respect to each Facility Lease, or such other form as may be required by the lessor or sublessor thereunder and which is reasonably acceptable to Nextera;

                      (iii) subject to Section 10.1, Assignments and Assumptions of Contracts and Leases (other than Facility Leases), each in the form of Exhibit F attached hereto, with respect to such Contracts and Leases;

                      (iv) assignment to, and assumption by, Buyer with respect to the one percent (1%) membership interest in Sibson Europe owned by General Partner and such other required documents or actions to have Buyer admitted as the sole member of Sibson Europe;

                      (v) an assignment to, and assumption by, Buyer of Seller's Revolving Credit Facility with PNC Bank, National Association, and all indebtedness thereunder (which shall include a release of Seller and its Subsidiaries from all obligations thereunder), in the form of Exhibit S attached hereto; and

                      (vi) such other instruments as shall be reasonably requested by Seller to effectuate the assumption of Assumed Liabilities by Buyer in accordance with the provisions hereof.

               (d) Form of Instruments. To the extent that a form of any document to be delivered hereunder is not attached as an Exhibit hereto, such documents shall be in form and substance, and shall be executed and delivered in a manner, reasonably satisfactory to Buyer and Seller.

               (e) Purchase Price and Escrow Amount. Subject to the terms of this Agreement, Buyer shall deliver (i) the Purchase Price and Nextera Class A Units described in Section 2.4 less the Escrow Amount to the Seller and (ii) the Escrow Amount to the Escrow Agent.

               (f) Certificates; Opinions. Seller and Buyer shall deliver or cause to be delivered the certificates, opinions of counsel and other matters described in Articles VIII and IX.

               (g) Consents. Subject to Section 10.1, Seller shall deliver all third party consents described on Schedule 7.1 hereto.

                                   ARTICLE IV.

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

               As a material inducement to Buyer and Nextera to enter into this Agreement and consummate the transactions contemplated hereby, Seller hereby represents and warrants to Buyer and Nextera as follows:

               4.1. Organization and Qualification.

               (a) Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware with partnership power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is currently conducted or proposed to be conducted. Copies of the Certificate of Limited Partnership and Agreement of Limited Partnership of Seller, and all amendments thereto, heretofore delivered to Nextera are accurate and complete as of the date hereof. Seller is not in violation of any term of the Certificate of Limited Partnership and Agreement of Limited Partnership of Seller (the "Partnership Agreement"). Except as set forth on Schedule 4.1. Seller is duly qualified or authorized to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized would not have a material adverse effect.

               (b) General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is currently conducted or proposed to be conducted. Copies of the Certificate of Incorporation and Bylaws of General Partner, and all amendments thereto, heretofore delivered to Nextera are accurate and complete as of the date hereof. General Partner is not in violation of any term of its Certificate of Incorporation or Bylaws. Except as set forth on Schedule 4.1, General Partner is duly qualified or authorized to do business as a foreign corporation under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized would not have a material adverse effect.

               (c) Limited Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is currently conducted or proposed to be conducted. Copies of the Certificate of Incorporation and Bylaws of Limited Partner, and all amendments thereto, heretofore delivered to Nextera are accurate and complete as of the date hereof. Limited Partner is not in violation of any term of its Certificate of Incorporation or Bylaws. Limited Partner is duly qualified or authorized to do business as a foreign corporation under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized would not have a material adverse effect.

               4.2. Capitalization; Beneficial Ownership.

               (a) The authorized equity of Seller consists solely of partnership interests issued to General Partner and Limited Partner and, other than as set forth on Schedule 4.2, there are no outstanding options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any additional equity of any class of Seller. Except as set forth on Schedule 4.2, there are no voting trusts, voting agreements, proxies or other agreements, instruments or undertakings with respect to the voting of the equity interests of Seller.

               (b) The authorized capital stock of General Partner consists of 30,000 shares of common stock of which 13,788 shares are duly and validly issued, and outstanding, and are fully paid and non-assessable. Each GP Shareholder is the record owner of the amount of shares of common stock of General Partner set forth opposite such GP Shareholder's name on Schedule 4.2 hereto. Other than as set forth on Schedule 4.2, there are no outstanding options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any additional equity of any class of General Partner. Except as set forth on
Schedule 4.2, there are no voting trusts, voting agreements, proxies or other agreements, instruments or undertakings with respect to the voting of the capital stock of General Partner.

               (c) The authorized capital stock of Limited Partner consists of 30,000 shares of common stock of which 3,167 shares are duly and validly issued, and outstanding, and are fully paid and non-assessable. Each LP Shareholder is the record owner of the amount of shares of common stock of Limited Partner set forth opposite such GP Shareholder's name on Schedule 4.2 hereto. Other than as set forth on Schedule 4.2, there are no outstanding options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any additional equity of any class of Limited Partner. Except as set forth on Schedule 4.2, there are no voting trusts, voting agreements, proxies or other agreements, instruments or undertakings with respect to the voting of the capital stock of Limited Partner.

               4.3. Subsidiaries. Except as set forth on Schedule 4.3, other than Sibson Europe and Sibson UK Limited, a private limited company organized and existing under the laws of England and Wales ("Sibson UK"), Seller has no Subsidiaries and does not own an equity interest in any other corporation or business organization. Together, Seller and General Partner own 100% of the membership interests of Sibson Europe, with Seller owning 99% and General Partner owning 1% of the membership interests of Sibson Europe, respectively. Sibson Europe owns 100% of the outstanding capital stock of Sibson UK. Other than as set forth on Schedule 4.3, there are no outstanding options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any additional equity of any class of Sibson Europe or Sibson UK.

               4.4. Authority. Each of Seller, General Partner and Limited Partner has full partnership or corporate, as the case may be, right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Seller, General Partner and/or Limited Partner, respectively, pursuant to this Agreement and to carry out the transactions contemplated hereby or thereby. The execution, delivery and performance by each of Seller, General Partner and Limited Partner of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary partnership or corporate, as the case may be, action of each of Seller, General Partner and Limited Partner.

               This Agreement and each agreement, document and instrument executed and delivered by any of Seller, General Partner and/or Limited Partner pursuant to this Agreement constitutes, or when executed and delivered will constitute, valid and binding obligations of each of them that is a party thereto enforceable in accordance with their terms (assuming the due authorization, execution and delivery by the other parties thereto), subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               The execution, delivery and performance by Seller, General Partner and Limited Partner of this Agreement and each such other agreement, document and instrument:

                      (i) with respect to Seller, does not and will not violate any provision of the Certificate of Limited Partnership or Agreement of Limited Partnership of Seller;

                      (ii) with respect to General Partner, does not and will not violate any provision of the Certificate of Incorporation or Bylaws of General Partner;

                      (iii) with respect to Limited Partner, does not and will not violate any provision of the Certificate of Incorporation or Bylaws of Limited Partner;

                      (iv) except as set forth in Schedule 4.4, and except for non-compliance with any bulk sales law of any jurisdiction, does not and will not violate any laws of the United States, or any state or other jurisdiction applicable to any of Seller, General Partner and/or Limited Partner, or, except as set forth on Schedule 4.4, require Seller, General Partner and/or Limited Partner to obtain any approval, consent or waiver of, or make any filing with, any person or entity (governmental or otherwise) that will not be obtained or made on or prior to the Closing other than any such approval, consent or waiver of or filing with respect to which the failure to so obtain will not have a material adverse effect; and

                      (v) except as set forth in Schedule 4.4, does not and will not result in (i) a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which any of Seller, General Partner, Limited Partner or any Subsidiary of Seller is a party or by which the property of any of Seller, General Partner, Limited Partner or any Subsidiary of Seller is bound or affected, or (ii) result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or similar encumbrance on any equity interest in Seller, General Partner, Limited Partner or any Subsidiary of Seller except, in the case of clause (i), for such breaches, defaults, accelerations or terminations as would not, individually or in the aggregate, have a material adverse effect.

               4.5. Assets. Seller has and will transfer title to the Assets and upon the consummation of the transactions contemplated hereby, Buyer will acquire title to all of the Assets, free and clear of any Encumbrances other than the Permitted Liens. The Assets include all assets necessary for the conduct of the Business as currently conducted (except for Contracts and Leases subject to Section 10.1). Schedule 4.5 contains an accurate list by general category of all tangible Assets where the value of an individual item exceeds $25,000 or where an aggregate of similar items exceeds $50,000 except for tangible Assets that have been fully depreciated for tax purposes. All tangible assets and properties which are part of the Assets and are material to the operation of the Business are in good operating condition and repair (normal wear and tear excepted) and are usable in the ordinary course of business.

               4.6. Real Property.

               (a) Owned Real Property. Neither Seller nor any Subsidiary of Seller owns any real property.

               (b) Leases. All of the real property leased by Seller or any Subsidiary of Seller is identified on Schedule 4.6 (herein referred to as the "Leased Real Property" and each such lease is herein referred to as a "Facility Lease"). True and complete copies of each Facility Lease have been delivered to Nextera. Except as set forth on Schedule 4.6, each Facility Lease has been duly authorized and executed by Seller or a Subsidiary of Seller, as applicable, and, to the knowledge of Seller, the other parties thereto and is in full force and effect and binding and enforceable against the parties thereto (assuming due authorization, execution and delivery by the other parties thereto), subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law. Except as set forth on
Schedule 4.6, neither Seller nor any Subsidiary of Seller is in default under any Facility Lease, nor to the knowledge of Seller, has any event occurred which, with notice or the passage of time, or both, would give rise to such a default. Except as set forth on Schedule 4.6, to the knowledge of Seller, none of the other parties to each Facility Lease is in default under such Facility Lease and there is no event which, with notice or the passage of time, or both, would give rise to such a default.

               (c) Leases or Other Agreements. Except for Facility Leases listed on Schedule 4.6, neither Seller nor any of its Subsidiaries holds, or is obligated under or a party to, any leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements, written or oral, granting to any person the right to purchase, use or occupy any real property in connection with the Business or any portion thereof or interest in any such real property.

               (d) Facility Leases and Leased Real Property. Except as set forth on Schedule 4.6, with respect to each Facility Lease to which Seller is a party, as lessee or sublessee, Seller has and will transfer, subject to the obtaining on or prior to the Closing of any required consent of the lessor or sublessor, as applicable listed on Schedule 7.1 to Buyer at the Closing an unencumbered leasehold interest as lessee or lessor, as applicable, in the Leasehold Estate subject to the Permitted Liens and the terms and conditions of each such Facility Lease. With respect to any Facility Lease to which any Subsidiary of Seller is a party, as lessee or sublessee, the actions contemplated by this Agreement do not violate the terms or result in the termination of, or create a right to terminate, such Facility Lease. To the knowledge of Seller, Seller and each Subsidiary of Seller enjoys peaceful and undisturbed possession of all the Leased Real Property, as applicable.

               (e) Condition of Leased Real Property. To the knowledge of Seller there are no material defects in the physical condition of any portion of the Leased Real Property and all such Leased Real Property is in good operating condition and repair (reasonable wear and tear excepted).

               (f) Compliance with the Law. Neither Seller nor any Subsidiary of Seller has received any written notice from any governmental authority of any violation of any law, ordinance, regulation, license, permit or authorization issued with respect to the Leased Real Property that has not been heretofore corrected. Neither Seller nor any Subsidiary of Seller has received any notice of any real estate tax deficiency or assessment nor is aware of any proposed deficiency, claim or assessment with respect to any of the Leased Real Property, or any pending or threatened condemnation thereof.

               4.7. Financial Statements.

               (a) Seller has delivered to Nextera the following financial statements, copies of which are attached hereto as Schedule 4.7: consolidated balance sheets of Seller as of December 31, 1996 and December 31, 1997, consolidated statements of operations and partners' capital for its fiscal years ended December 31, 1996 and December 31, 1997, and consolidated statements of cash flows for its fiscal years ended December 31, 1996 and December 31, 1997, as audited by Farkouh, Furman & Faccio, unaudited consolidated balance sheets of Seller as of June 30, 1998 and unaudited consolidated statement of operations and partners' capital for the interim period ended June 30, 1998 and unaudited consolidated statement of cash flows for the interim period ended June 30, 1998 (collectively, the "Financial Statements"). The December 31, 1997 consolidated balance sheet is hereinafter referred to as the "Base Balance Sheet" and December 31, 1997 is hereafter referred to as the "Base Balance Sheet Date." The Financial Statements, have been prepared in accordance with GAAP (subject to normal year-end adjustments in the case of the unaudited Financial Statements) applied consistently during the periods covered thereby, and said Financial Statements in the case of the audited statements, present fairly in all material respects the consolidated financial condition of Seller at the dates of said statements and the consolidated results of its operations for the periods covered thereby, and the unaudited balance sheet and statements of income, retained earnings and cash flows for the interim period ended June 30, 1998 provided by Seller to Nextera present fairly and completely in all material respects the information purported to be shown thereon.

               (b) Seller's fiscal year 1998 operating budget dated June 4, 1998 attached hereto as Schedule 4.7 which has previously been supplied by Seller to Nextera has been prepared in good faith on the basis of assumptions by Seller which Seller believed were reasonable at the time of the preparation of such budget.

               (c) Except as set forth on Schedule 4.7 and for the Excluded Liabilities, as of the date hereof, Seller and its Subsidiaries do not have any Liabilities of any nature, whether accrued, absolute or contingent (including without limitation Liabilities as guarantor or otherwise with respect to obligations of others, or Liabilities for any Tax due or then accrued or to become due or contingent or potential Liabilities relating to activities of Seller or any Subsidiary of Seller or the conduct of the Business prior to the date hereof or the Closing, as the case may be, regardless of whether claims in respect thereof had been asserted as of such date), except Liabilities (i) stated or adequately reserved against on the Base Balance Sheet or the notes thereto, (ii) incurred or arising in the ordinary course of business under Contracts, Leases, Permits and other business arrangements described in the Disclosure Schedule (and under those Contracts, Leases and Permits which are not required to be disclosed on the Disclosure Schedule) none of which relates to any Default under any Contract or Lease, breach of warranty, tort infringement or violation of any Regulation or Court Order or arose out of any Action and none of which, individually or in the aggregate, has or would have a material adverse effect, (iii) incurred or arising in the ordinary course of the Business subsequent to the Base Balance Sheet Date consistent with the terms of this Agreement (none of which relates to any Default under any Contract or Lease, breach of warranty, tort infringement or violation of any Regulation or Court Order or arose out of any Action) and none of which, individually or in the aggregate, has or would have a material adverse effect, (iv) disclosed in this Article IV or on the Disclosure Schedule or (v) future performance obligations under Contracts and Leases, none of which relates to any default, breach of warranty, tort infringement, or violation of any Regulation or Court Order or arose out of any action and none of which, individually or in the aggregate, has or would have a material adverse effect.

               4.8. Absence of Certain Changes or Events. Except as provided in this Agreement or as disclosed in Schedule 4.8, since the Base Balance Sheet Date, there has not been any:

               (a) actual or, to the knowledge of Seller, threatened material adverse change;

               (b) change in accounting methods, principles or practices of Seller affecting the Assets, its Liabilities or the Business;

               (c) revaluation by Seller or any Subsidiary of Seller of any of the Assets, including without limitation writing down the value of inventory or writing off of notes or accounts receivable;

               (d) damage, destruction or loss (whether or not covered by insurance) which has had or will have a material adverse effect;

               (e) cancellation of any indebtedness or waiver or release of any right or claim of Seller or any Subsidiary of Seller relating to its activities or properties which had or will have a material adverse effect;

               (f) declaration, setting aside, or payment of dividends or distributions by Seller or any Subsidiary of Seller in respect of the partnership interests of Seller or any redemption, purchase or other acquisition of any of the securities of Seller or any Subsidiary of Seller;

               (g) increase in the rate of compensation payable or to become payable to any director, officer or other employee of Seller or any Subsidiary of Seller or any consultant earning in excess of $100,000 per year, Representative or agent of Seller or any Subsidiary of Seller, including without limitation the making of any loan to, or the payment, grant or accrual of any bonus, incentive compensation, service award or other similar benefit to, any such person, or the addition to, modification of, or contribution to any Employee Program, arrangement, or practice described in the Disclosure Schedule (except for normal increases, payments, grants and accruals in the ordinary course of business consistent with past practices and that in the aggregate have not resulted in material increase in benefits or compensation expense of the Seller and its Subsidiaries, taken as a whole);

               (h) adverse change in employee relations which has or is reasonably likely to have a material adverse effect on the productivity, the financial condition, results of operations or Business of Seller or any Subsidiary of Seller or the relationships between the employees of Seller or any Subsidiary of Seller and the management of Seller or any Subsidiary of Seller;

               (i) (x) amendment, cancellation or termination of any Contract, commitment, agreement, Lease, transaction or Permit relating to the Assets or the Business or (y), except for this Agreement and the other agreements entered into in connection herewith, entry into any Contract, Lease, transaction or Permit which is not in the ordinary course of business, including without limitation any employment or consulting agreements, except in the cases of the forgoing clauses (x) and (y), the amendment, cancellation or termination or the entering into, of Contracts or commitments for the provision of consulting services in the ordinary course of business consistent with past practices;

               (j) mortgage, pledge or other encumbrance of any Assets, except purchase money mortgages arising in the ordinary course of business and Permitted Liens;

               (k) sale, assignment or transfer of any of the Assets, except to the extent Assets are sold or disposed of in the ordinary course of business;

               (l) incurrence of indebtedness by Seller or any Subsidiary of Seller for borrowed money or commitment to borrow money entered into by Seller or any Subsidiary of Seller, or loans made or agreed to be made by Seller or any Subsidiary of Seller, or indebtedness guaranteed by Seller or any Subsidiary of Seller, except for employee advances in the ordinary course of business, endorsements for collection or deposit in the ordinary course of business and borrowings under Seller's existing credit facilities in the ordinary course of business;

               (m) except as provided in this Agreement or the other agreements contemplated hereby or as described in the Disclosure Schedules, incurrence by Seller or any of its Subsidiaries of Liabilities, except Liabilities incurred in the ordinary course of business, or increase or change in any assumptions underlying or methods of calculating, any doubtful account contingency or other reserves of Seller or any of its Subsidiaries;

               (n) payment, discharge or satisfaction of any Liabilities of Seller or any Subsidiary of Seller other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities set forth or reserved for on the Base Balance Sheet or incurred in the ordinary course of business;

               (o) capital expenditure by Seller or any Subsidiary of Seller in excess of $25,000 individually or $50,000 in the aggregate, the execution of any Lease by Seller or any Subsidiary of Seller or the incurring of any obligation by Seller or any Subsidiary of Seller to make any capital expenditures or execute any Lease;

               (p) failure to pay or satisfy when due any Liability of Seller or any Subsidiary of Seller, except where the failure would not have a material adverse effect;

               (q) failure of Seller or any Subsidiary of Seller to use commercially reasonable efforts to carry on diligently the Business in the ordinary course;

               (r) disposition or lapsing of any Proprietary Rights or any disposition or disclosure to any person of any Proprietary Rights of Seller or any Subsidiary of Seller not theretofore a matter of public knowledge, other than as would not have a material adverse effect; or

               (s) agreement by Seller, any Subsidiary of Seller, General Partner, Limited Partner, or, to the knowledge of Seller, any Shareholder to do any of the things described in the preceding clauses (a) through (r) other than as expressly provided for herein.

               4.9. Contracts and Commitments.

               (a) Contracts. Schedule 4.9 sets forth the following Contracts (or descriptions thereof, in the case of oral Contracts) to which Seller, any of its Subsidiaries, General Partner or Limited Partner is a party or by which any of them is bound (collectively, the "Material Contracts"):

                      (i) Contracts not made in the ordinary course of business;

                      (ii) (A) Employment contracts and severance agreements to employ or terminate present executive officers or other personnel and other contracts with present officers, directors or shareholders of Seller or (B) employment contracts and severance agreements that will result in the payment by, or the creation of any Liability to pay on behalf of Buyer, Seller or any Subsidiary of Seller any severance, termination, "golden parachute," or other similar payments to any present or former personnel following termination of employment or otherwise as a result of the consummation of the transactions contemplated by this Agreement. It being understood that no such contract or agreement needs to be listed with respect to clause (B) if no payment is to be made or Liability exists thereunder following the Closing;

                      (iii) Labor or union contracts;

                      (iv) Distribution, franchise, license, technical assistance, sales, commission, agency or advertising contracts in respect of the Assets or the Business, or consultant contracts (where a third party is providing services to Seller or any of its Subsidiaries), excluding (A) software licenses that are not material to the Business and (B) such consultant contracts involving aggregate fees of less than $25,000 per annum and that are terminable by Seller on no more than three months notice;

                      (v) Contracts or agreements with a client or customer of Seller providing for an aggregate payment by such client or customer in excess of $75,000 which, to the knowledge of Seller, obligate Seller or one of its Subsidiaries to indemnify such client or customer or which are in the possession of Douglas Tormey;

                      (vi) Options with respect to any property, real or personal, where Seller is the grantor thereunder;

                      (vii) Contracts (excluding real property leases) involving actual future expenditures in excess of $150,000 in the aggregate (excluding Liabilities for indirect expenditures such as salaries and overhead expenses and any contingent or potential Liability) related to the Business or the Assets;

                      (viii) Contracts or commitments relating to commission arrangements with others;

                      (ix) Promissory notes, loans, agreements, indentures, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to in respect of borrowed money, individually in excess of or in the aggregate in excess of $75,000, whether Seller shall be the borrower, lender or guarantor thereunder or whereby any Assets are pledged (excluding credit provided by Seller or any Subsidiary of Seller in the ordinary course of business to purchasers of its services);

                      (x) Contracts containing covenants limiting the freedom of Seller or any Subsidiary of Seller or any of their respective officers, directors, shareholders or other affiliates, to engage in any line of business or compete with any person;

                      (xi) Other than Contracts with colleges, universities and other institutions of higher learning, any Contract to supply services to the United States federal, state or local government or any agency or department thereof;

                      (xii) Leases of real property;

                      (xiii) Leases of personal property not cancelable (without Liability) within 30 calendar days, excluding leases of personal property involving the expenditure of less than $25,000 in the aggregate annually.

                      Seller has delivered to Buyer true, correct and complete copies (or descriptions thereof with respect to oral Material Contracts) of all of the Material Contracts, including all amendments and supplements thereto. Other than the Material Contracts, Seller and its Subsidiaries have no other Contracts of the type described in clauses (i) through (xiii) above.

               (b) Absence of Defaults. Seller and each of its Subsidiaries have fulfilled, or taken all action necessary to enable it to fulfill when due, all of their respective material obligations under each such Material Contract. To the knowledge of Seller, all other parties to such Material Contract are currently in compliance in all material respects with the provisions thereof, no party is in Default in any material respect thereunder and no notice of any such claim of Default relating thereto has been given to Seller, General Partner or Limited Partner other than as disclosed on Schedule 4.6 and Schedule 4.11 and non-compliance and Defaults relating to the failure to obtain consents or give notices with respect to the transfer of any Material Contract as a result of the transactions contemplated hereby. To the knowledge of Seller, there is no reason to believe that the services called for by any Material Contract between Seller and a client of Seller cannot be supplied substantially in accordance with the terms of such Material Contract, including time specifications, and Seller has no reason to believe that any such Material Contract will upon performance by Seller or any Subsidiary of Seller result in a net loss to Seller or such Subsidiary of Seller.

               4.10. Permits.

               (a) Except as set forth on Schedule 4.10, each of Seller, its Subsidiaries, General Partner, and Limited Partner has, and at all times has had, all Permits required under any Regulation (including Environmental Laws) in the operation of its Business or in the ownership of the Assets except for those Permits the absence of which would not individually or in the aggregate have a material adverse effect. A complete list of such Permits is set forth in
Schedule 4.10. Except for the audit of certain tax returns disclosed on Schedule 4.22, none of Seller, its Subsidiaries, General Partner or Limited Partner is in Default, nor has it received any notice of any claim of Default, with respect to any such Permit. To the knowledge of Seller, no present or former shareholder, director, officer or employee of Seller, any Subsidiary of Seller, or any affiliate thereof, or any other person, firm, corporation or other entity, owns or has any proprietary, financial or other interest (direct or indirect) in any such Permit.

               (b) Except as disclosed on Schedule 4.10 hereto, no notice to, declaration, filing or registration with, or Permit from, any domestic or foreign governmental or regulatory body or authority is required to be made or obtained by Seller or any Subsidiary of Seller in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

               4.11. Litigation. Except as set forth on Schedule 4.11, there are no Actions pending or, to the knowledge of Seller, threatened (a) against (i) Seller, any Subsidiary of Seller, General Partner, Limited Partner, the Business or the Assets (including with respect to Environmental Laws), (ii) to the knowledge of Seller, any officers or directors of Seller or any Subsidiary of Seller as such, or (iii) to the knowledge of Seller, any Shareholder in such Shareholder's capacity as a shareholder of General Partner or Limited Partner or as an employee of Seller, (b) against Seller seeking to delay, limit or enjoin the transactions contemplated by this Agreement, (c) against Seller, any Subsidiary of Seller, General Partner, Limited Partner or any of their officers or directors in their capacity as such that involves the risk of criminal liability to any such entity or person, or (d) in which any of Seller, any Subsidiary of Seller, General Partner or Limited Partner is a plaintiff, including any derivative suits brought by or on behalf of Seller, any Subsidiary of Seller, General Partner or Limited Partner nor, to the knowledge of Seller, is there any reasonable basis for any such Action. None of Seller, its Subsidiaries, General Partner and Limited Partner is in Default with respect to or subject to any Court Order, and there are no unsatisfied judgments against Seller, any Subsidiary of Seller, General Partner, Limited Partner, the Business or the Assets. Except as set forth on
Schedule 4.11, there is not a reasonable likelihood of an adverse determination of any pending Actions that could have a material adverse effect. There are no Court Orders or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law which regulate, obligate, bind or in any way affect Seller, the Assets or the Business, other than the Permitted Liens.

               4.12. Compliance with Law. Except as set forth on Schedule 4.12, Seller, each Subsidiary of Seller, General Partner and Limited Partner and the conduct of the Business have been and are in substantial compliance with all Regulations and Court Orders relating to the Assets or the Business or operations of Seller, each of its Subsidiaries, General Partner or Limited Partner except in each case for such non-compliance as would not, individually or in the aggregate, have a material adverse effect. Within the last five years, none of Seller, its Subsidiaries, General Partner or Limited Partner has received any written notice to the effect that, it is not in compliance with any such Regulations or Court Orders.

               4.13. Ordinary Course. Except for the transactions contemplated by this Agreement and as set forth on Schedule 4.13, since December 31, 1997, Seller has conducted its business only in the ordinary course and consistently with its prior practices.

               4.14. Officers and Compensation. Schedule 4.14 hereto contains a true and complete list of all current officers and directors of Seller, General Partner, Limited Partner and each Subsidiary of Seller. In addition, Schedule
4.14 hereto contains a list of all managers, employees and consultants of Seller and any Subsidiary of Seller who, individually, have received or are scheduled to receive compensation from Seller for the fiscal year ended December 31, 1997, in excess of $100,000. Seller has heretofore provided Nextera with a true and complete list setting forth the current job title and aggregate annual compensation of each such individual.

               4.15. Employees; Labor Matters.

               (a) As of the date of this Agreement, Seller employs a total of approximately one hundred seventy one (171) full-time employees and eight (8) part-time employees, Sibson Europe employs one (1) full-time employee and Sibson UK Limited employs approximately three (3) full-time employees and three (3) part-time employees. Except as set forth in Schedule 4.15, Seller has not received any written notice that any employee does not intend to accept employment with Buyer following the Closing. Neither Seller nor any Subsidiary of Seller is delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Upon termination of the employment of any of the employees of Seller (assuming acceptance of Buyer's offer of substantially comparable employment to all of said employees), Buyer and Nextera will not by reason of such termination or anything done prior to the Closing be liable to any of said employees for so-called "severance pay" or any other similar payments. Neither Seller nor any Subsidiary of Seller has a policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment, except as set forth in Schedule 4.15. Each of Seller and its Subsidiaries is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labor practices pending or, to the knowledge of Seller, threatened and there exists no basis for any such claim, nor are there any strikes, slowdowns, stoppages of work, or any other concerted interference with normal operations which are existing, pending or to the knowledge of Seller threatened against or involving Seller or any Subsidiary of Seller. No question concerning union representation exists respecting any employees of Seller or any Subsidiary of Seller. There are no pending grievances, complaints or charges that have been filed against Seller or any Subsidiary of Seller under any dispute resolution procedure (including, but not limited to, any arbitration or similar proceedings of which Seller has received written notice. No collective bargaining agreement is in effect or is currently being or is about to be negotiated by Seller or any Subsidiary of Seller. Neither Seller nor any Subsidiary of Seller has received any written notice indicating that any of its employment policies or practices is currently being audited or investigated by any federal, state or local government agency. Each of Seller and its Subsidiaries doing business in the United States is, and at all times has been, in compliance in all material respects with the requirements of the Immigration Reform Control Act of 1986.

               (b) Neither General Partner nor Limited Partner employ any individual other than their respective officers and directors. Neither General Partner nor Limited Partner have paid or currently pay compensation to any individual.

               4.16. Banking Relations. Schedule 4.16 contains a complete and correct list of the names and locations of all banks in which Seller or any of its Subsidiaries has accounts or safe deposit boxes and the names of all persons authorized to draw thereon or to have access thereto.

               4.17. No Brokers. Neither Seller, its Subsidiaries, General Partner, Limited Partner, or, to the knowledge of Seller, the Shareholders nor, to the knowledge of Seller any of their respective officers, directors, employees, or affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of Buyer, Nextera or any of their affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

               4.18. No Other Agreements to Sell the Assets. Other than as described on Schedule 4.18 or as contemplated by the Exchange Agreement attached hereto as Exhibit N, neither Seller, its Subsidiaries, General Partner, Limited Partner, or, to the knowledge of Seller, the Shareholders nor, to the knowledge of Seller any of their respective officers, directors, employees or affiliates have any commitment or legal obligation, absolute or contingent, to any other person or firm other than Buyer and Nextera to sell, assign, transfer or effect a sale of any of the Assets (other than inventory or services in the ordinary course of business), to sell or effect a sale of the equity of Seller, any

Subsidiary of Seller, General Partner or Limited Partner, to effect any merger, consolidation, liquidation, dissolution or other reorganization of Seller, any Subsidiary of Seller, General Partner or Limited Partner, or to enter into any agreement or cause the entering into of an agreement with respect to any of the foregoing.

               4.19. Clients. Schedule 4.19 sets forth any client, which (i) accounted for more than $75,000 in revenue for Seller for the six months ended June 30, 1998 and or (ii) accounted for more than $150,000 in revenue for Seller in the twelve months ended December 31, 1997 (collectively, the "Clients"). To the knowledge of Seller, the relationships of Seller and its Subsidiaries with their respective Clients are good commercial working relationships.

               4.20. Backlog. As of July 31, 1998, Seller and its Subsidiaries have a backlog of firm orders for the sale or lease of services, for which revenues have not been recognized by Seller or its Subsidiaries, as set forth in
Schedule 4.20.

               4.21. Proprietary Rights.

               (a) Proprietary Rights. Schedule 4.21 lists: (i) for each registered Trademark of Seller or any Subsidiary of Seller, the application serial number or registration number and the class of goods covered and (ii) for each registered Copyright of Seller or any Subsidiary of Seller, the number and date of filing for each country in which a Copyright has been filed. Other than the items set forth on Schedule 4.21 and other than the unregistered service/trade name "Sibson" and variations thereof, there are no Proprietary Rights used by Seller that are material to the conduct of the Business. Seller has no patents or registered designs and has not filed any patent applications or registered design applications.

               (b) Royalties and Licenses. Except as set forth on Schedule 4.21 neither Seller nor any Subsidiary of Seller, has any obligation to compensate any person for the use of any such Proprietary Rights nor has Seller or any Subsidiary of Seller granted to any person any license, option or other rights to use in any manner any of such Proprietary Rights, whether requiring the payment of royalties or not.

               (c) Ownership and Protection of Proprietary Rights. Except as set forth on Schedule 4.21, Seller and/or its Subsidiaries own or have a valid right to use each of such Proprietary Rights. No other person (i) has notified Seller or any Subsidiary of Seller that it is claiming any ownership of or right to use any such Proprietary Rights, or (ii) to the knowledge of Seller, is infringing upon any such Proprietary Right in any way. To the knowledge of Seller, except as set forth on Schedule 4.21, use of such Proprietary Rights by Seller or any Subsidiary of Seller does not and will not conflict with, infringe upon or otherwise violate the valid rights of any third party in or to such Proprietary Rights, and no Action has been instituted against or notices received by Seller that are presently outstanding alleging that use of the Proprietary Rights by Seller or any Subsidiary of Seller infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

               4.22. Taxes. Except as otherwise set forth on Schedule 4.22:

               (a) All returns, declarations, reports, estimates, statements, schedules or other information or documents with respect to Taxes (collectively, "Tax Returns") required to be filed by or with respect to Seller and each Subsidiary of Seller have been timely filed (giving effect to extensions granted with respect thereto) with the appropriate taxing authorities, and all such Tax Returns are true, correct, and complete in all material respects.

               (b) Seller and each Subsidiary of Seller have timely paid all Taxes due from it or claimed to be due from it by any federal, state, local, foreign or other taxing authority.

               (c) There are no liens for Taxes upon any of the assets of, or interests in Seller, General Partner, Limited Partner or any Subsidiary of Seller, except liens for Taxes not yet due and payable.

               (d) No Tax Returns of Seller or any Subsidiary of Seller have been audited by the relevant taxing authority. No deficiency for any Taxes has been proposed, asserted or assessed against Seller or any Subsidiary of Seller that has not been paid in full. There are no outstanding waivers, extensions, or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of Seller or any Subsidiary of Seller (including the time for filing of Tax Returns or paying Taxes) and neither Seller nor any Subsidiary of Seller has pending requests for any such waivers, extensions, or comparable consents.

               (e) No audit or other proceeding by any federal, state, local or foreign court, governmental, regulatory, administrative or similar authority is presently pending with respect to any Taxes or Tax Return of Seller or any Subsidiary of Seller, and neither Seller nor any Subsidiary of Seller has received written notice of any pending audits or proceedings.

               (f) Neither Seller nor any Subsidiary of Seller has received a ruling from any taxing authority or signed an agreement with any taxing authority that could reasonably be expected to have a material adverse effect on Seller, General Partner, Limited Partner, any Subsidiary of Seller or the assets of Seller or any Subsidiary of Seller.

               (g) Seller and each Subsidiary of Seller have complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442, 1445 and 1446 of the Code or similar provisions under any applicable state and foreign laws) and has, within the time and the manner prescribed by law, paid over to the proper governmental authorities all amounts so withheld.

               (h) Neither Seller nor any Subsidiary of Seller is a party to or bound by or has any obligation under any Tax sharing allocation or indemnity agreement or similar contract or arrangement (whether or not written).

               (i) No power of attorney granted by Seller or any Subsidiary of Seller with respect to any Taxes is currently in force.

               (j) There is no expectation that any taxing authority may claim or assess any material amount of Taxes payable by Seller or any Subsidiary of Seller for any period ending on or prior to the Closing Date and there are no facts of which Seller is aware which would constitute grounds for the assessment of any material amount of Taxes payable by Seller or any Subsidiary of Seller for any period ending on or prior to the Closing Date.

               (k) No issue has been raised by a federal, state, local or foreign taxing authority in any examination relating to Seller or any Subsidiary of Seller which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period.

               (l) Neither Seller nor any Subsidiary of Seller is subject to liability as a transferee pursuant to Code Section 6901 et seq. or otherwise.

               (m) Schedule 4.22 sets forth each state, local and foreign jurisdiction in which Seller, General Partner, Limited Partner and each Subsidiary of Seller has filed a Tax Return during the last five years. No written claim has ever been received by Seller, General Partner, Limited Partner or any Subsidiary of Seller from a taxing authority in a jurisdiction where Seller or such Subsidiary of Seller does not pay Taxes or file Tax Returns that Seller or such Subsidiary of Seller is or may be subject to Taxes assessed by such jurisdiction, and, to the knowledge of Seller, no such claim has been threatened by a taxing authority.

               (n) Seller is a United States person within the meaning of the Code.

               4.23. Employee Benefit Programs

               (a) Schedule 4.23 lists every Employee Program (as defined below) that has been maintained (as defined below) by Seller or any Subsidiary of Seller at any time during the past three-years (collectively, "Seller Employee Programs"). General Partner and Limited Partner have not maintained any Employee Program during the three-year period ending on the date of the Closing.

               (b) Except as set forth on Schedule 4.23, each Employee Program which has ever been maintained by Seller or any Subsidiary of Seller and which has at any time been intended to qualify under Section 401(a) of the Code, and each associated trust which at any time has been intended to be exempt from taxation pursuant to Section 501(a) of the Code is the subject of a favorable determination, opinion or approval letter from the Internal Revenue Service ("IRS") regarding its qualification or exemption from taxation, as applicable, under such section and has, in fact, been qualified or tax exempt, as applicable, under the applicable section of the Code for all periods for which the applicable statute of limitations has not expired through and including the Closing (or, if earlier, the date that all of such Employee Program's assets were distributed). No event or omission has occurred which would cause any such Employee Program to lose its qualification under the applicable Code section.

               (c) Except as set forth on Schedule 4.23, Seller does not know and has no reason to know, of any failure of any party to comply in any material respect with any laws applicable to the Employee Programs that have been maintained by Seller or any Subsidiary of Seller. With respect to any Employee Program ever maintained by Seller or any Subsidiary of Seller for all periods for which the applicable statute of limitations has not expired, there has occurred no "prohibited transaction," as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or any material violation of, or material breach of any duty under, ERISA or other applicable law (including, without limitation, any health care continuation requirements (under part 6 of subtitle B of Title I or ERISA, or otherwise) or any other tax law requirements, or conditions to favorable tax treatment, applicable to such plan), which could result, directly or indirectly, in any taxes, penalties or other liability to Seller, or any Subsidiary of Seller, Buyer or Nextera. No litigation, arbitration, or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to the knowledge of Seller, threatened with respect to any Employee Program.

               (d) Except as disclosed on Schedule 4.23, neither Seller nor any ERISA Affiliate (as defined below) has ever (i) maintained any Employee Program which has been subject to Title IV of ERISA; (ii) maintained any Multiemployer Plan (as defined below); or (iii) provided health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of title I of ERISA or benefits that continue for a brief period of time after termination of employment, for example for the balance of the month in which an employee terminates, or has ever promised to provide such post-termination benefits).

               (e) Except as set forth on Schedule 4.23, with respect to each Seller Employee Program maintained by Seller or any Subsidiary of Seller within the three years preceding the Closing, complete and correct copies of the following documents (if applicable to such Seller Employee Program) have previously been delivered to Nextera: (i) all documents embodying or governing such Seller Employee Program, and any funding medium for the Seller Employee Program (including, without limitation, trust agreements) as they may have been amended; (ii) the most recent IRS determination, opinion or approval letter with respect to such Seller Employee Program under Code Sections 401 and 501(a), and any applications for determination or approval subsequently filed with the IRS;
(iii) the three most recently filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the summary plan description for such Seller Employee Program (or other descriptions of such Seller Employee Program provided to employees) and all modifications thereto;
(v) any insurance policy (including any fiduciary liability insurance policy) related to such Seller Employee Program; (vi) any documents evidencing any loan to a Seller Employee Program that is a leveraged employee stock ownership plan; and (vii) all other materials reasonably necessary for Buyer to perform any of its responsibilities with respect to any Seller Employee Program subsequent to the Closing (including, without limitation, health care continuation requirements).

               (f) Neither Seller nor any ERISA Affiliate has any announced plan or legally binding commitment to create any additional Employee Program which is intended to cover employees or former employees of Seller or any ERISA Affiliate (with respect to their relationship with such entities) or to amend or modify any existing Employee Program which covers or has covered employees or former employees of Seller or any ERISA Affiliate (with respect to their relationship with such entities).

               (g) Schedule 4.23(g) sets forth (i) all plans, policies, contracts, agreements or similar arrangements that impose any obligation on Seller (including any Liability assumed from a predecessor of Seller) or any ERISA Affiliate to provide any retiree medical benefits or any other "welfare plan" (as defined in Section 3(1) of ERISA) benefits for retirees (collectively, "Retiree Welfare Benefit Plans"). Except as set forth on Schedule 4.23(g) no representative of Seller (or any representative of any predecessor of Seller to the extent enforceable against Seller) or any ERISA Affiliate, or, to the knowledge of Seller, any Retiree Welfare Benefit Plan, has made any commitment (whether written or oral) to any employee or former employee of Seller or any ERISA Affiliate to maintain any such Retiree Welfare Benefit Plan or any benefits thereunder.

               (h) No event has occurred in connection with which Seller, any ERISA Affiliate or any Employee Program, directly or indirectly, could be subject to any material liability (A) under any statute, regulation or governmental order relating to any Employee Programs or (B) pursuant to any obligation of Seller or any ERISA Affiliate to indemnify any person against liability incurred under any such statute, regulation or order as they relate to the Employee Programs.

               (i) Except as described on Schedule 4.23, neither the execution and delivery of this Agreement by Seller or any Subsidiary of Seller nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any person to benefits under any Employee Program (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

               (j) There is no contract, agreement, plan or arrangement covering any employee or former employee of Seller or any ERISA Affiliate (with respect to its relationship with such entities) that, individually or collectively, provides for the payment by Seller or any ERISA Affiliate of any amount (i) that is not deductible under Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

               (k) All contributions required to be made by Seller or any ERISA Affiliate with respect to any Employee Program due as of any date through and including the Closing Date have been made when due.

               (l) For purposes of this section:

                      (i) "Employee Program" means (A) any employee benefit plan within the meaning of ERISA Section 3(3), including, but not limited to, any multiple employer welfare arrangement (within the meaning of ERISA Section 3(4)) and any plan to which more than one unaffiliated employer contributes and any employee benefit plan (such as a foreign or excess benefit plan) which is not subject to ERISA; and (B) any employment, consulting, severance or other similar contract, arrangement or policy, any stock option plan, bonus or incentive award plan, deferred compensation agreement, supplemental income arrangement, vacation plan, any employee benefit arrangement described in Code Section 501(c)(9), and any other employee benefit plan, agreement, and arrangement not described in (A) above. In the case of an Employee Program funded through a trust described in Code Section 501(a), each reference to such Employee Program shall include a reference to such trust.

                      (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity, or their spouses, dependents, or beneficiaries.

                      (iii) An entity is an "ERISA Affiliate" of Seller if it would have ever been considered a single employer with Seller under ERISA
Section 4001(b) or part of the same "controlled group" as Seller or any of its Subsidiaries for purposes of ERISA Section 302(d)(8)(C).

                      (iv) "Multiemployer Plan" means a (pension or non-pension) employee benefit plan to which more than one employer contributes and which is maintained pursuant to one or more collective bargaining agreements as defined in Section 3(37) of ERISA.

               4.24. Insurance. Schedule 4.24 contains a complete and accurate list of all policies or binders of fire, liability, title, worker's compensation, product liability and other forms of insurance maintained by Seller or any Subsidiary of Seller on the Business, the Assets or its employees. All such insurance coverage applicable to Seller or any Subsidiary of Seller, the Business and the Assets is in full force and effect and provides coverage as may be required by applicable Regulation and to the knowledge of Seller by any and all Contracts to which Seller or any Subsidiary of Seller is a party. To the knowledge of Seller, there is no Default under any such coverage nor is there presently any failure to give notice or present any claim under any such coverage in a due and timely fashion, except for such Defaults and any such failure to give notice or present any claim as would not, individually or in the aggregate, have a material adverse effect. There are no outstanding unpaid premiums except in the ordinary course of business and no notice of cancellation or nonrenewal of any such coverage has been received. There are no provisions in such insurance policies for retroactive or retrospective premium adjustments. All products liability, general liability and workers' compensation insurance policies maintained by Seller or any Subsidiary of Seller are presently occurrence policies and not claims made policies, except for Seller's professional liability (error and omissions), fiduciary liability and employment practices policies. There are no outstanding performance bonds covering or issued for the benefit of Seller or any Subsidiary of Seller. To the knowledge of Seller, no insurer has advised Seller or any Subsidiary of Seller that it intends to reduce coverage, materially increase premiums or fail to renew existing policy or binder.

               4.25. Accounts Receivable. To the knowledge of Seller, the accounts receivable set forth on the Base Balance Sheet, and all accounts receivable arising since the Base Balance Sheet Date, arose from bona fide transactions, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in all material respects in accordance with past practice. To the knowledge of Seller, said accounts receivable are subject to no defenses, counterclaims or rights of setoff and are fully collectible in the ordinary course of business without cost in collection efforts therefor, except to the extent of the appropriate reserves for bad debts on accounts receivable as set forth on the Base Balance Sheet and, in the case of accounts receivable arising since the Base Balance Sheet Date, to the extent of a reasonable reserve rate for bad debts on accounts receivable which is not greater than the rate reflected by the reserve for bad debts on the Base Balance Sheet.

               4.26. Payments. Neither Seller, General Partner, Limited Partner, nor any Subsidiary of Seller has violated the U.S. Foreign Corrupt Practices Act or, to the knowledge of Seller, has directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other party, in the United States or any other country, which is in any manner related to the Business, Assets or operations of Seller, General Partner, Limited Partner, or any Subsidiary of Seller, which is, or may be with the passage of time or discovery, illegal under any other federal, state or local laws of the United States or any other country having jurisdiction; and to the knowledge of Seller neither Seller, General Partner, Limited Partner, or any Subsidiary of Seller has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers.

               4.27. Environmental Matters.

               (a) Except for Hazardous Material contained in cleaning and other office products used in the ordinary course of Seller's business, (i) neither Seller, General Partner, Limited Partner nor any Subsidiary of Seller has ever generated, transported, used, stored, treated, disposed of, or managed any Hazardous Waste (as defined below); (ii) to the knowledge of Seller, no Hazardous Material (as defined below) has ever been or is threatened to be spilled, released, or disposed of at any site presently or formerly owned, operated, leased, or used by Seller, General Partner, Limited Partner, or any Subsidiary of Seller, or has ever been located in the soil or groundwater at any such site; (iii) to the knowledge of Seller, no Hazardous Material has ever been transported from any site presently or formerly owned, operated, leased, or used by Seller, General Partner, Limited Partner or any Subsidiary of Seller for treatment, storage, or disposal at any other place; (iv) to the knowledge of Seller, neither Seller, General Partner, Limited Partner, nor any Subsidiary of Seller presently owns, operates, leases, or uses, nor has any of them previously owned, operated, leased, or used any site on which underground storage tanks are or were located; and (v) no lien has ever been imposed by any governmental agency on any property, facility, machinery, or equipment owned, operated, leased, or used by Seller,

General Partner, Limited Partner or any Subsidiary of Seller in connection with the presence of any Hazardous Material.

               (b) (i) To the knowledge of Seller, neither Seller, General Partner, Limited Partner nor any Subsidiary of Seller has liability under, or has ever violated in any material respect, any Environmental Law (as defined below); (ii) to the knowledge of Seller, Seller, General Partner, Limited Partner, each Subsidiary of Seller, any property owned, operated, leased, or used by any of them, and any facilities and operations of Seller, General Partner, Limited Partner or any Subsidiary of Seller thereon, are presently in compliance in all material respects with all applicable Environmental Laws;
(iii) neither Seller, General Partner, Limited Partner nor any Subsidiary of Seller has ever entered into or been subject to any judgment, consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter or received any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter or the enforcement of any Environmental Law; and (iv) neither Seller, General Partner, or Limited Partner nor any Subsidiary of Seller has reason to believe that any of the items enumerated in clause (iii) of this subsection will be forthcoming.

               (c) To the knowledge of Seller without investigation, no site operated, leased, or used by Seller (or any other entity for whose conduct Seller is or may be held responsible under any Environmental Law), General Partner, Limited Partner or any Subsidiary of Seller contains any asbestos or asbestos-containing material, any polychlorinated biphenyls ("PCBs") or equipment containing PCBs; or any urea formaldehyde foam insulation.

               (d) Seller has made available to Nextera copies of all documents and records, and information in Seller's possession concerning any environmental or health and safety matter relevant to Seller, General Partner, Limited Partner or any Subsidiary of Seller, whether generated by Seller or others, including without limitation, environmental audits, environmental risk assessments, site assessments, documentation regarding off-site disposal of Hazardous Materials, spill control plans, and reports, correspondence, permits, licenses, approvals, consents, and other authorizations related to environmental or health and safety matters issued by any governmental agency.

               (e) For purposes of this Section 4.27, (i) "Hazardous Material" shall mean and include any hazardous waste, hazardous material, hazardous substance, petroleum product, oil, toxic substance, pollutant, contaminant, or other substance which may pose a threat to the environment or to human health or safety, as defined or regulated under any Environmental Law except for any such Hazardous Material contained in cleaning and other office products used in the ordinary course of Seller's business; (ii) "Hazardous Waste" shall mean and include any hazardous waste as defined or regulated under any Environmental Law;
(iii) "Environmental Law" shall mean any environmental or health and safety-related law, regulation, rule, ordinance, or by-law at the foreign, federal, state, or local level, whether existing as of the date hereof, previously enforced, or subsequently enacted; (iv) "General Partner" shall mean and include General Partner and all other entities for whose conduct General Partner is or may be held responsible under any Environmental Law; (v) "Limited Partner" shall mean and include Limited Partner and all other entities for whose conduct Limited Partner is or may be held responsible under any Environmental

Law; and (vi) "Subsidiary" shall mean and include such Subsidiary and all other entities for whose conduct such Subsidiary is or may be held responsible under any Environmental Law.

               4.28. Warranty or Other Claims. To the knowledge of Seller, there are no existing or, to the knowledge of Seller, threatened service liability, warranty or other similar claims, or any reasonable basis upon which a material claim of such nature could be based, against Seller for services which are defective or fail to meet any service warranties. Since the Balance Sheet Date, no claim has been asserted against Seller for renegotiation or price redetermination of any business transaction, and, to the knowledge of Seller, there are no facts known to Seller upon which any such claim could be based.

               4.29. Records; Copies of Documents. The actions recorded in the record books of Seller and each Subsidiary of Seller accurately reflect all action taken by their partners, committees and, in the case of Seller, the Senior Managing Principal as the case may be. The record books of General Partner and Limited Partner accurately reflect all action taken by their shareholders and Boards of Directors and committees. The copies of the records of Seller, General Partner, Limited Partner, and each Subsidiary of Seller as made available to Nextera for review, are true and complete copies of the originals or conformed copies of originals of such documents. Seller has made available for inspection and copying by Nextera and its counsel true and correct copies of all documents referred to in this Section or in the Schedules delivered to Nextera pursuant to this Agreement.

               4.30. Powers of Attorney. Neither Seller, the Subsidiaries of Seller, General Partner, Limited Partner nor, to the knowledge of Seller, any of the Shareholders has any outstanding power of attorney with respect to or affecting any transaction contemplated by this Agreement.

               4.31. Business of General Partner and Limited Partner. General Partner was formed for the sole purpose of serving as the general partner of Seller and a member of Sibson Europe and has conducted no other business since its formation. Limited Partner was formed for the sole purpose of serving as the limited partner of Seller and has conducted no other business since its formation.

               4.32. Accredited Investor. Seller is an "accredited investor" as defined in Rule 501 under the Securities Act.

                                   ARTICLE V.

               REPRESENTATIONS AND WARRANTIES OF GENERAL PARTNER,
                      LIMITED PARTNER AND THE SHAREHOLDERS

               As a material inducement to Buyer and Nextera to enter into this Agreement and consummate the transactions contemplated hereby, each of General Partner and Limited Partner and each of the Shareholders hereby severally, but not jointly, makes to Buyer and Nextera each of the representations and warranties set forth in this Article V with respect to itself or himself only as applicable.

               5.1. Authority. Such Shareholder has full right, authority, power and capacity to enter into this Agreement and each agreement, document and instrument to be executed and delivered by such Shareholder pursuant to this Agreement and to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument executed and delivered by such Shareholder pursuant to this Agreement constitutes a valid and binding obligation of such Shareholder, enforceable in accordance with their respective terms (assuming the due authorization, execution and delivery by the other parties thereto), subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law. The execution, delivery and performance of this Agreement by such Shareholder and each such agreement, document and instrument:

                (i) does not and will not violate any provision of any laws of the United States or any state or other jurisdiction applicable to such Shareholder, or require such Shareholder to obtain any approval, consent or waiver from, or make any filing with, any person or entity (governmental or otherwise) that will not have been obtained or made on or prior to the Closing; and

                (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Shareholder is a party or by which the property of such Shareholder is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or similar encumbrance on the capital stock of General Partner and/or Limited Partner owned by such Shareholder.

               5.2. No Brokers. Such Shareholder has not employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of Buyer, Nextera or any of Seller's their affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby

               5.3. Agreements. Except for this Agreement and agreements contemplated hereby and that certain Agreement of Limited Partnership of Seller dated November 5, 1993, as amended, that certain Shareholders' Agreement of General Partner dated October 31, 1993, as amended, and that certain Shareholders' Agreement of Limited Partner dated January 1, 1998, as amended, there are no agreements or arrangements not contained herein or disclosed in a Schedule hereto, to which General Partner, Limited Partner or such Shareholder is a party relating to the business of Seller or to the rights and obligations of General Partner, Limited Partner or such Shareholder as a partner or officer of Seller. Except as set forth on Schedule 5.3, General Partner, Limited Partner or such Shareholder does not own, directly or indirectly, on an individual or joint basis, any material interest in, or serve as an officer or director of, any customer, competitor or supplier of Seller, or any organization which has a contract or arrangement with Seller.

                                   ARTICLE VI.

               REPRESENTATIONS AND WARRANTIES OF BUYER AND NEXTERA

               As a material inducement to the Selling Parties to enter into this Agreement and consummate the transactions contemplated hereby, Buyer and Nextera, jointly and severally hereby make the representations and warranties to the Selling Parties as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

               6.1. Organization. Each of Buyer and Nextera is a limited liability company organized, validly existing and in good standing under the laws of the State of Delaware with full limited liability company power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it. Copies of the Certificate of Formation of each of Buyer and Nextera, and all amendments thereto, heretofore delivered to Seller and the Buyer Operating Agreement attached hereto as Exhibit L and the Nextera Operating Agreement attached hereto as Exhibit M are accurate and complete as of the date hereof. Neither Buyer nor Nextera is in violation of any term of its respective Certificate of Formation or the Buyer Operating Agreement or Nextera Operating Agreement, as applicable. Each of Nextera's Subsidiaries is duly organized or incorporated (as applicable) and in good standing under the laws of the state of its organization or incorporation (as applicable) with full limited liability company power and authority or corporate power and authority (as applicable) to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it. Each of Nextera and its Subsidiaries is duly qualified or authorized to do business as a foreign limited liability company or corporation, as applicable, and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so licensed or so qualified or authorized would not have a material adverse effect.

               6.2. Subsidiaries. Other than Symmetrix, Inc., SGM Consulting, L.L.C. (d/b/a "Sigma Consulting"), The Planning Technologies Group, L.L.C., Pyramid Imaging, Inc., Symmetrix European Holdings, Inc., Symmetrix Europe, S.A., Cranberry Hill Capital, LLC, Scanada, Inc., Sibson Acquisition Co. and Buyer, Nextera has no Subsidiaries and does not own an equity interest in any other corporation or business organization. Buyer was founded solely for the purpose of consummating the transactions contemplated by this Agreement and prior to the Closing will not have transacted any business or have any Liabilities except as provided hereunder or under that certain Subsidiary Guaranty dated as of the date hereof and that certain Security and Pledge Agreement dated as of the date hereof to be entered into by Buyer in connection with that certain Securities Purchase Agreement dated as of the date hereof between Nextera and Nextera Funding, Inc. Buyer has no Subsidiaries and does not own an equity interest in any other corporation or business organization except that, at the Closing Date, Buyer will own Sibson Europe and Sibson UK Limited.

               6.3. Authority. Each of Buyer and Nextera has full right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Buyer and/or Nextera, respectively, pursuant to this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance by Buyer and Nextera of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary organizational action of Buyer and Nextera.

               This Agreement and each other agreement, document and instrument executed and delivered by Buyer and/or Nextera pursuant to this Agreement constitutes, or when executed and delivered will constitute, valid and binding obligations of Buyer and/or Nextera, as applicable, enforceable in accordance with their terms (assuming due authorization, execution and delivery by the other parties thereto), subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               The execution, delivery and performance by Buyer and Nextera of this Agreement and each such agreement, document and instrument:

                (i) does not and will not violate any provision of the certificate of formation of Buyer, the Buyer Operating Agreement, the certificate of formation of Nextera or the Nextera Operating Agreement;

                (ii) except for noncompliance with any bulk sales law of any jurisdiction, does not and will not violate any laws of the United States or of any state or any other jurisdiction applicable to Buyer or Nextera or require Buyer or Nextera to obtain any approval, consent or waiver of, or make any filing with, any person or entity (governmental or otherwise) that will not be obtained or made on or prior to the Closing other than (x) any such approval, consent or waiver of or filing with respect to which the failure to so obtain will not have a material adverse effect and (y) any approvals, consents, waivers or filings in connection with Contracts and Leases as a result of the transactions contemplated hereby; and

                (iii) does not and will not result in (i) a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture, loan or credit agreement, or other agreement, mortgage, lease, permit, order, judgment or decree to which Buyer or Nextera or any of their Subsidiaries is bound or affected, or (ii) result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or similar encumbrance on any of the assets or capital stock of Buyer or Nextera and which is material to the business and financial condition of Nextera or its Subsidiaries on a consolidated basis except, in the case of clause (i), for such breaches, defaults, accelerations or terminations as would not, individually or in the aggregate, have a material adverse effect..

               6.4. Litigation. Except as set forth on Schedule 6.4, there are no Actions pending or, to the knowledge, of Nextera threatened (a) against (i) Nextera or its Subsidiaries (including with respect to Environmental Laws) or
(ii) to the knowledge of Nextera, any officers, directors or managers of Nextera or its Subsidiaries as such, (b) against Nextera or Buyer seeking to delay, limit or enjoin the transactions contemplated by this Agreement, (c) against Nextera, any Subsidiary of Nextera or any of its officers, directors or managers in their capacity as such that involves the risk of criminal liability to any such entity or person, or (d) in which Nextera or any Subsidiary of Nextera is a plaintiff, including any derivative suits brought by or on behalf of any of Nextera or its Subsidiaries. Neither Nextera nor any Subsidiary of Nextera is in default with respect to or subject to any Court Order, and there are no unsatisfied judgments against Nextera or any Subsidiary of Nextera. There is not a reasonable likelihood of an adverse determination of any pending Actions that could have a material adverse effect. There are no Court Orders or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law which regulate, obligate, bind or in any way affect Nextera or its Subsidiaries.

               6.5. No Brokers. Neither Buyer, Nextera nor, to the knowledge of Nextera, any of their officers, directors, managers, employees, shareholders, members or affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of Buyer, Seller or any of Seller's affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

               6.6. Membership Interests of Nextera.

               Schedule 6.6 sets forth all of the issued and outstanding membership interests of Nextera and Buyer on the date hereof and on the Closing Date (assuming consummation of the transactions contemplated hereby, including, in the case of Nextera, the issuance of Nextera Class A Units under the Employment Agreements). Except as set forth on Schedule 6.6, there are no outstanding options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance and sale of, or outstanding securities convertible into, any additional membership interests of any class of Nextera or Buyer. Schedule 6.6 sets forth a list of all agreements, instruments and undertakings, if any, relating to the voting, transfer, registration, repurchase or any similar right with respect to the issued and outstanding equity interests of Nextera or Buyer. None of the equity interests of Nextera were issued in violation of any federal or state law. All of the Nextera Class A Units to be issued as consideration for the sale of the Assets will be duly issued under the Nextera Operating Agreement free and clear of all liens or other encumbrances.

               6.7. Operating Agreements. The Nextera Operating Agreement attached as Exhibit M is in full force and effect, as amended through the Closing Date. The Buyer Operating Agreement attached as Exhibit L is in full force and effect, as amended through the Closing Date.

               6.8. Financial Statements.

               (a) Nextera has delivered to the Seller the following financial statements, copies of which are attached hereto as Schedule 6.8: a consolidated balance sheet of Nextera and its Subsidiaries and a consolidated statement of profit and loss of Nextera as of December 31,

1997 as audited by Ernst & Young LLP (the "Audited Financial Statements"), an unaudited balance sheet of Nextera and its Subsidiaries as of June 30, 1998 and an unaudited statement of profit and loss of Nextera for the six months ended June 30, 1998 (the "Interim Financial Statements") and together with the Audited Financial Statements, the "Nextera Financial Statements"). The December 31, 1997 balance sheet is hereinafter referred to as the "Nextera Balance Sheet" and December 31, 1997 is hereinafter referred to as the "Nextera Balance Sheet Date." The Nextera Financial Statements have been prepared in accordance with GAAP (subject to normal year-end adjustments in the case of the Interim Financial Statements) applied consistently during the period covered thereby, and said Audited Financial Statements present fairly in all material respects the consolidated financial condition of Nextera at the date of said statements and the consolidated results of its operations for the period covered thereby and the Interim Financial Statements present fairly and completely in all material respects the information purported to be shown thereon.

               (b) Except as set forth on Schedule 6.8, as of the date hereof, Nextera and its Subsidiaries do not have any Liabilities of any nature, whether accrued, absolute or contingent (including without limitation, Liabilities as guarantor or otherwise with respect to obligations of others, or Liabilities for any Tax due or then accrued or to become due or contingent or potential Liabilities relating to activities of Nextera or any Subsidiary of Nextera or the conduct of their respective business prior to the date hereof or the Closing, as the case may be, regardless of whether claims in respect thereof had been asserted as of such date), except Liabilities (i) stated or adequately reserved against on the Nextera Balance Sheet or the notes thereto, (ii) incurred or arising in the ordinary course of business of Nextera or any Subsidiary of Nextera after the Nextera Balance Sheet Date, (iii) disclosed in this Article VI or on the Nextera Disclosure Schedule or (iv) future performance obligations under contracts and leases, none of which relates to any default, breach of warranty, tort infringement, or violation of any Regulation or Court Order or arose out of any action.

               (c) Nextera has delivered to Seller the following unaudited pro forma financial statements, copies of which are attached hereto as Schedule 6.8: a consolidated balance sheet of Nextera and its Subsidiaries as of June 30, 1998 and a consolidated statement of profit and loss of Nextera for the six months ended June 30, 1998 (the "Pro Forma Statements"). The Pro Forma Statements have been prepared giving effect to the consummation of each acquisition made by Nextera subsequent to January 1, 1998 (including pursuant to this Agreement and the acquisition of Sibson Canada). The Pro Forma Statements have been prepared based on information Nextera believes to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of Nextera as of June 30, 1998 and results of operations for the six months then ended, assuming that the events specified in the preceding sentence had actually occurred; provided, however, that Nextera makes no representation with respect to the financial statements of Seller or Sibson Canada reflected therein. The Pro Forma Statements are not necessarily indicative of the financial position or results of operations that would have been obtained had the pro forma events actually occurred and should be read in conjunction with the Nextera Financial Statements provided to Seller.

               6.9. Taxes. Except as otherwise set forth on Schedule 6.9:

               (a) Each of Nextera and its Subsidiaries that are limited liability companies is, and has been at all times since its formation, properly characterized as a partnership for federal income Tax purposes and those jurisdictions where Nextera and its Subsidiaries that are limited liability companies file income Tax Returns which recognize such status.

               (b) All Tax Returns required to be filed by Nextera, each Subsidiary that is a limited liability company and, to the knowledge of Nextera, each corporate Subsidiary that is a corporation have been timely filed (giving effect to extensions granted with respect thereto) with the appropriate taxing authorities, and all such Tax Returns are true, correct, and complete in all material respects.

               (c) Nextera, each Subsidiary that is a limited liability company and, to the knowledge of Nextera, each Subsidiary that is a corporation has timely paid all Taxes due from them or claimed to be due from them by any federal, state, local, foreign or other taxing authority.

               (d) There are no liens for Taxes upon any of the assets of Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation, except liens for Taxes not yet due and payable.

               (e) No Tax Returns of Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation have been audited by the relevant taxing authority. No deficiency for any Taxes has been proposed, asserted or assessed against Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation that has not been paid in full. There are no outstanding waivers, extensions, or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns that have been given by Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation (including the time for filing of Tax Returns or paying Taxes) and neither, Nextera, any Subsidiary that is a limited liability company nor, to the knowledge of Nextera, any Subsidiary that is a corporation has any pending requests for any such waivers, extensions, or comparable consents.

               (f) No audit or other proceeding by any federal, state, local or foreign court, governmental, regulatory, administrative or similar authority is presently pending with respect to any Taxes or Tax Return of Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation, and neither, Nextera, any Subsidiary that is a limited liability company nor, to the knowledge of Nextera, any Subsidiary that is a corporation has received written notice of any pending audits or proceedings.

               (g) Nextera, each Subsidiary that is a limited liability company and, to the knowledge of Nextera, each Subsidiary that is a corporation have complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442, 1445 and 1446 of the Code or similar provisions under any applicable state and foreign laws) and have, within the time and the manner prescribed by law, paid over to the proper governmental authorities all amounts so withheld.

               (h) Neither Nextera, any Subsidiary that is a limited liability company nor, to the knowledge of Nextera, any Subsidiary that is a corporation is a party to, is not bound by and does not have any obligation under any Tax sharing allocation or indemnity agreement or similar contract or arrangement.

               (i) No power of attorney granted by Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation with respect to any Taxes is currently in force.

               (j) There is no expectation that any taxing authority may claim or assess any material amount of Taxes payable by Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation for any period ending on or prior to the Closing Date and there are no facts of which Nextera is aware which would constitute grounds for the assessment of any material amount of Taxes payable by Nextera, any Subsidiary that is a limited liability company or, to the knowledge of Nextera, any Subsidiary that is a corporation for any period ending on or prior to the Closing Date.

               (k) No claim has been made by a taxing authority in a jurisdiction where Nextera or any of its Subsidiaries does not file Tax Returns such that it is or may be subject to taxation by that jurisdiction.

               (l) No issue has been raised by a federal, state, local or foreign taxing authority in any examination relating to Nextera or any of its Subsidiaries which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period. Neither Nextera nor any of its Subsidiaries is subject to any private letter ruling of the IRS or comparable rulings of other taxing authorities.

               (m) Neither Nextera nor any of its Subsidiaries or any Person on behalf of Nextera or any of its Subsidiaries has (i) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method (except for conversions from cash basis accounting to accrual basis accounting) initiated by Nextera or any of its Subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of Nextera and or any of its Subsidiaries, (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law with respect to Nextera or any of it Subsidiaries, or (iii) extended the time within which to file any Tax Return, which Tax Return has since not been filed or the assessment or collection of Taxes, which Taxes have not since been paid.

               6.10. Absence of Certain Changes or Events. Except as disclosed in Schedule 6.10, since the Base Balance Sheet Date, there has not been any:

               (a) actual or threatened material adverse change;

               (b) change in accounting methods, principles or practices by Nextera or any Subsidiary of Nextera affecting Nextera's assets, Liabilities or business;

               (c) revaluation by Nextera or any Subsidiary of Nextera of any of their assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable;

               (d) damage, destruction or loss (whether or not covered by insurance) which has had or will have a material adverse affect;

               (e) cancellation of any indebtedness or waiver or release of any right or claim of Nextera or any Subsidiary of Nextera relating to its activities or properties which had or will have a material adverse effect;

               (f) declaration, setting aside, or payment of dividends or distributions by Nextera or any Subsidiary of Nextera in respect of its equity securities or any redemption, purchase or other acquisition of any of the securities of Nextera or any Subsidiary of Nextera;

               (g) adverse change in employee relations which has or is reasonably likely to have a material adverse effect on the productivity, the financial condition, results of operations of Nextera and its Subsidiaries on a consolidated basis or the relationships between the employees of Nextera and its Subsidiaries and the management of Nextera and its Subsidiaries;

               (h) payment, discharge or satisfaction of any Liabilities of Nextera or any Subsidiary of Nextera other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities set forth or reserved for on the Nextera Balance Sheet or incurred in the ordinary course of business;

               (i) failure to pay or satisfy when due any Liability of Nextera or any Subsidiary of Nextera, except where the failure would not have a material adverse effect on Nextera and its Subsidiaries on a consolidated basis;

               (j) disposition or lapsing of any Proprietary Rights, or any disposition or disclosure to any person of any of Proprietary Rights of Nextera or any Subsidiary of Nextera not therefore a matter of public knowledge other than as would not have a material adverse effect; or

               (k) agreement by Nextera to do any of the things described in the preceding clauses (a) through (j) other than as expressly provided for herein.

               6.11. Insurance. Schedule 6.11 contains a complete and accurate list of all policies or binders of fire, liability, title, worker's compensation, product liability and other forms of insurance maintained by Nextera or any Subsidiary of Nextera on its business, assets or employees. All such insurance coverage applicable to Nextera or any Subsidiary of Nextera is in full force and effect and provides coverage as may be required by applicable Regulation and to the knowledge of Nextera by any and all contracts to which Nextera or any Subsidiary of Nextera is a party. To the knowledge of Nextera, there is no Default under any such coverage nor is there presently any failure to give notice or present any claim under any such coverage in a due and timely fashion, except for such Defaults and any such failure to give notice or present any claim as would not, individually or in the aggregate, have a material adverse effect. There are no outstanding unpaid premiums except in the ordinary course of business and no notice of cancellation or nonrenewal of any such coverage has been received. There are no provisions in such insurance policies for retroactive or retrospective premium adjustments. All products liability, general liability and workers' compensation insurance policies maintained by Nextera or any Subsidiary of Nextera are presently occurrence policies and not claims made policies. There are no outstanding performance bonds covering or issued for the benefit of Nextera or any Subsidiary of Nextera. To the knowledge of Nextera, no insurer has advised Nextera or any Subsidiary of Nextera that it intends to reduce coverage, materially increase premiums or fail to renew existing policy or binder. As of the Closing Date, Buyer shall have insurance in place that is substantially similar to the type and level of insurance maintained by Seller immediately prior to the Closing.

               6.12. Compliance with Laws. Nextera and each of its Subsidiaries has been and are in substantial compliance with all Regulations and Court Orders relating to the operations of Nextera and each of its Subsidiaries except in each case for such non-compliance as would not, individually or in the aggregate, have a material adverse effect. Within the last five years, none of Nextera or its Subsidiaries has received any written notice to the effect that, it is not in compliance with any such Regulations or Court Orders.

               6.13. Proprietary Rights.

               (a) Proprietary Rights. Schedule 6.13 lists: (i) for each registered Trademark of Nextera or any Subsidiary of Nextera, the application serial number or registration number, the class of goods covered and the expiration date for each country in which a Trademark has been registered and
(ii) for each registered Copyright of Nextera or any Subsidiary of Nextera, the number and date of filing for each country in which a Copyright has been filed. Other than the items set forth on Schedule 6.13 and other than the unregistered service/trade name "Nextera Enterprises" and variations thereof, there are no Proprietary Rights used by Nextera or any Subsidiary of Nextera that are material to the conduct of its business. Neither Nextera nor any Subsidiary of Nextera has any patents or registered designs nor has it filed any patent applications or registered design applications.

               (b) Royalties and Licenses. Except as set forth on Schedule 6.13 neither Nextera nor any Subsidiary of Nextera has any obligation to compensate any person for the use of any such Proprietary Rights nor has Nextera or any Subsidiary of Nextera granted to any person any license, option or other rights to use in any manner any of such Proprietary Rights, whether requiring the payment of royalties or not.

               (c) Ownership and Protection of Proprietary Rights. Except as set forth on Schedule 6.13, Nextera and/or its Subsidiaries own or have a valid right to use each of such Proprietary Rights. Except as set forth on Schedule 6.13, no other person (i) has notified Nextera or any Subsidiary of Nextera that it is claiming any ownership of or right to use any such Proprietary Rights, or
(ii) to the knowledge of Seller, is infringing upon any such Proprietary Right in any way. To the knowledge of Seller, except as set forth on Schedule 6.13, use of such

Proprietary Rights by Nextera or any Subsidiary of Nextera does not and will not conflict with, infringe upon or otherwise violate the valid rights of any third party in or to such Proprietary Rights, and no Action has been instituted against or notices received by Nextera or any Subsidiary of Nextera that are presently outstanding alleging that use of the Proprietary Rights by Nextera or any Subsidiary of Nextera infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

               6.14. Indebtedness. Other than as set forth on Schedule 6.14, neither Nextera nor its Subsidiaries has any indebtedness for borrowed money or has guaranteed the obligations of any Person with respect to indebtedness for borrowed money.

                                  ARTICLE VII.

                                    COVENANTS

               7.1. Further Assurances. Upon the terms and subject to the conditions contained herein, Seller, General Partner and Limited Partner on the one hand, and Buyer and Nextera on the other hand, agree, both before and after the Closing, (a) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (b) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (c) to cooperate with each other in connection with the foregoing. Without limiting the foregoing, Seller, General Partner and Limited Partner on the one hand, and Buyer and Nextera on the other hand, agree to use their respective commercially reasonable efforts (i) to obtain all necessary waivers, consents and approvals from other parties to the Contracts and Leases to be assumed by Buyer as listed on Schedule 7.1; provided, however, that to the extent Buyer fails to cooperate (i) by providing on a timely basis any financial or similar information reasonably requested by the party whose consent is sought, including, without limitation, any pro forma financial statements with respect to Buyer reflecting the consummation of the transactions contemplated hereby, or (ii) executing and delivering any assumption agreement or similar instrument requested by any lessor or sublessor and which is reasonably acceptable to Buyer in connection with the obtaining of any consent with respect to a Contract or Facility Lease listed on Schedule 7.1, Seller shall not be required to obtain said consent hereunder and the obtaining of said consent shall no longer be deemed a condition to Closing under Article IX hereof; provided, further that no party shall be required to make any payments, commence litigation or agree to modifications of the terms thereof in order (i) to obtain any such waivers, consents or approvals, (ii) to obtain all necessary Permits as are required to be obtained under any Regulations, (iii) to give all notices to, and make all registrations and filings with third parties, including without limitation submissions of information requested by governmental authorities, and (iv) to fulfill all conditions to this Agreement.

               7.2. Conduct of Business. Except as contemplated hereby and as set forth on Schedule 7.2, between the date of this Agreement and the date of the Closing, Seller will:

               (a) Use reasonable efforts to conduct its business only in the ordinary course consistent with past operations and refrain from changing or introducing any method of management or operations except in the ordinary course of business;

               (b) Not enter into, extend, materially modify, terminate or renew any Contract or Lease, except in the ordinary course of business;

               (c) Not sell, assign, transfer, convey, lease, mortgage, pledge or otherwise dispose of or encumber any of the Assets, or any interests therein, except in the ordinary course of business and for the Permitted Liens;

               (d) Not incur any Liability for long-term interest bearing indebtedness, guarantee the obligations of others, indemnify others or, except in the ordinary course of business (including borrowings in the ordinary course of business under Seller's revolving credit facility) and endorsements for collection of deposits in the ordinary course of business, incur any other Liability;

               (e) Refrain from making any change or incurring any obligation to make a change in the Certificate of Limited Partnership and Agreement of Limited Partnership of Seller;

               (f) Refrain from declaring, setting aside or paying any dividend, making any other distribution in respect of its capital stock or making any direct or indirect redemption, purchase or other acquisition of its capital stock;

               (g) Refrain from making any material change in the method of determining compensation (whether salary or bonus) payable or to become payable to any of its employees and use all reasonable efforts in the ordinary course of business to maintain Seller's workforce at its current level and make no material adjustment in wages or hours of work, nor enter into any employment agreement, or adopt any new Employee Programs or other benefit or severance plan or amend or otherwise modify in any material respect any existing employment agreement, Employee Programs or other benefit or severance plan;

               (h) Refrain from entering into any arrangement or amending any existing arrangement between Seller and any officer, director, partner or Shareholder (or any entity affiliated with such persons), except for arrangements contemplated by this Agreement or the Disclosure Schedule;

               (i) Refrain from prepaying any loans (if any) from its partners, officers or directors, borrowing any funds (other than borrowings in the ordinary course of business under Seller's revolving credit facility) or making any other change in its borrowing arrangements;

               (j) Use its commercially reasonable efforts to prevent any change with respect to its management and supervisory personnel and banking arrangements;

               (k) Use its commercially reasonable efforts to keep intact its business organization, to keep available its present officers and employees and to preserve the goodwill of all suppliers, customers, independent contractors and others having business relations with it;

               (l) Have in effect and maintain at all times all insurance of the kind, in the amount and with the insurers set forth in the Schedule 4.24 hereto or equivalent insurance with any substitute insurers approved in writing by Nextera;

               (m) Maintain the working capital of Seller in the ordinary course of business at levels consistent with past operations;

               (n) Furnish Nextera with unaudited monthly balance sheets and statements of income and retained earnings and cash flows of Seller within fifteen (15) days after each month end for each month ending more than fifteen
(15) days before the Closing;

               (o) Permit Nextera and its authorized representatives during normal business hours to have full access to all its properties, assets, records, tax returns, contracts and documents and furnish to Nextera or its authorized representatives such financial and other information with respect to its business or properties as Nextera may from time to time reasonably request.

               Between the date of this Agreement and the Closing, Nextera shall provide Seller with prior written notice of (a) any material actions, transactions or developments outside the ordinary course of Nextera's and its Subsidiaries' respective businesses, (b) failure of Nextera or any of its Subsidiaries to use all reasonable efforts to conduct their respective business only in the ordinary course consistent with past operations; (c) failure of Nextera or any of its Subsidiaries to use all reasonable efforts in the ordinary course of business to maintain their respective workforces at current levels and not make any material adjustment in wages or hours of work, nor enter into any amendments to any material employment agreement, or adopt any new pension, benefit or severance plan; (d) other than the issuance of equity interests upon the exercise of options as set forth on Schedule 6.6, any issuance or sale of any additional equity interests by any of Nextera or its Subsidiaries or any securities convertible into such equity interests; (e) any amendment by Nextera or any of its Subsidiaries of its respective operating agreement in the case of a limited liability company or constituent documents in the case of a corporation so as to effect the value of such person or the ability of such person to consummate the transactions contemplated hereby; and (f) any material capital expenditures by Nextera or any of its Subsidiaries.

               Between the date of this Agreement and the date of the Closing, Nextera shall permit Seller and its authorized representatives during normal business hours to have full access to all its properties, assets, records, tax returns, contracts and documents and furnish to Seller or its authorized representatives such financial and other information with respect to its business or properties as Seller may from time to time reasonably request.

               7.3. No Solicitation of Other Offers. Neither Seller, General Partner, Limited Partner, nor any of their officers, directors, agents, or employees or Representatives will, directly or indirectly, solicit, encourage, assist, initiate discussions or engage in negotiations with, provide any information concerning the operations, properties or assets of Seller, or entertain or enter into any agreement or transaction with, any person, other than Nextera, relating to the possible acquisition of the equity of Seller or any of its assets, except for the sale of assets in the ordinary course of business of Seller consistent with the terms of this Agreement. If such a proposal is received, Seller will promptly notify Nextera of the terms of such proposal and the identity of the party making the proposal.

               7.4. Notification of Certain Matters.

               (a) From the date hereof through the Closing, Seller, General Partner, Limited Partner and the Shareholders on the one hand, and Buyer and Nextera on the other hand, shall give prompt notice to the other of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty made by such person and contained in this Agreement or in any exhibit or schedule hereto to be untrue or inaccurate in any respect and (ii) any failure of such party, or any of its respective affiliates or Representatives, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or any exhibit or schedule hereto; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or to satisfy any condition except as otherwise provided in Section 7.4(b) hereof. The Seller shall promptly notify Nextera of any Default, the threat or commencement of any Action, or any development that occurs before the Closing that could in any way materially affect Seller, the Assets or the Business. The Buyer and Nextera shall promptly notify the Selling Parties of any default, the threat or commencement of any action, or any development that occurs before the Closing that could in any way materially affect the Buyer or Nextera, individually, or their respective businesses and operations.

               (b) Anything in Section 7.4(a) to the contrary notwithstanding, if any event not expressly contemplated by this Agreement occurs at any time between the date hereof and the Closing Date that would result in any representation or warranty made by the Selling Parties, on the one hand, and Buyer and Nextera, on the other hand, not being true in any material respect on the Closing Date, such parties shall promptly give written notice of such event to such other parties. Following receipt of such notice, the parties receiving notice shall have no obligation to consummate the transactions contemplated hereby and the Selling Parties, on the one hand, or Buyer and Nextera, on the other hand, may terminate this Agreement pursuant to Article XIII hereof; provided, however, that if such parties consummate the transactions contemplated hereby, such parties shall not have any indemnification rights hereunder relating to or arising out of, the subject matter of the event described in any written notice validly given pursuant to this Section 7.4(b) and; provided, further, that the giving of any notice by a party pursuant to this Section 7.4(b) shall not relieve such party of any liability for breach of any covenant hereunder or the failure of any representation or warranty of such party hereunder to be true and correct as of the date hereof.

               7.5. Employee Matters.

               (a) In addition to the Employment Agreements described in Section 9.13, Buyer shall extend offers of employment to all of the employees of Seller and its Subsidiaries (such employees are hereinafter referred to as the "Rehired Employees") effective as of the Closing, which offers shall be on terms and conditions substantially similar to the current terms and conditions of employment by Seller and its Subsidiaries. Seller shall cooperate with and use its commercially reasonable efforts to assist Buyer in its efforts to secure satisfactory employment arrangements with the employees of Seller.

               (b) Effective as of the Closing Date, Buyer shall adopt, assume sponsorship of and substitute itself as employer under each of the Seller Employee Programs listed on Schedule 4.23. Seller shall take all actions within its authority to enable and use its best efforts to assist Buyer in adopting and assuming such programs, including obtaining resignations effective as of the Closing Date of any and all fiduciaries (including trustees, committee members and plan administrators) with respect to such programs whose resignation is requested by Buyer. In connection with the assumption of the Seller Employee Programs, Buyer shall assume all liabilities and obligations relating thereto, including those incurred prior to, on or after the Closing Date with respect to all participants thereunder.

               (c) Buyer agrees that, with respect to all of its employee benefit programs and arrangements covering or otherwise benefiting any of the Rehired Employees on or after the Closing Date, service with Seller and its affiliates shall be counted for purposes of determining any period of eligibility to participate or to vest in benefits to the same extent such service was counted under the Seller Employee Programs.

               (d) Subject to Section 10.1, Seller shall use its best efforts to cause to be transferred to the Buyer all life and other insurance policies used in connection with the Seller Employee Programs.

               (e) Except to the extent required by law, Seller shall not pay Rehired Employees their accrued and unused vacation, and Buyer shall provide, without duplication of benefits, all Rehired Employees with vacation time rather than cash in lieu of vacation time for all vacation earned and unpaid through the Closing Date.

               (f) Buyer shall provide a medical plan as of the Closing Date so as to ensure uninterrupted coverage of all Rehired Employees. Such medical plan shall grant credit for amounts paid by employees during the applicable plan year beginning prior to the Closing Date, shall not exclude pre-existing conditions and shall provide for medical benefits substantially consistent with the Seller's (and its Subsidiaries') medical plan in effect prior to the Closing Date.

               (g) From and after the Closing Date until December 31, 1999, Buyer shall, and shall cause its Subsidiaries, to provide employee benefits and compensation to the Rehired Employees which are substantially similar to those provided by Seller and its Subsidiaries immediately prior to the Closing Date, provided, however, that at any time (i) Nextera may in its sole discretion cause Buyer or Buyer's Subsidiaries (A) to modify or terminate any employee benefits provided to such Rehired Employees as Nextera deems necessary to provide that any employee benefit plan and related trust intended to be qualified and exempt under Code Sections 401(a) and 501(a), respectively, shall be so qualified and exempt, or (B) to otherwise comply with the applicable requirements of ERISA (or other applicable law) and (ii) the Leadership Council (as defined in the Buyer Operating Agreement) may terminate such employee benefits in its discretion. In the event that any employee benefits are terminated or materially reduced pursuant to subsection (g)(i), Buyer (or a Subsidiary thereof) shall provide each applicable Rehired

Employee with other benefits or one or more cash payments which in the aggregate on an after-tax basis are equal to the value of such terminated or materially-reduced benefits through the earlier of December 31, 1999 or the date of the Rehired Employee's termination of employment.

               (h) Except as provided in the Employment Agreements described in
Section 9.13, nothing contained in this Agreement shall confer upon any Rehired Employee any right with respect to continuance of employment by Buyer, nor shall anything herein interfere with the right of Buyer to terminate the employment of any of the Rehired Employees at any time, with or without cause, or restrict Buyer in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of the Rehired Employees.

               (i) Except as provided in the Employment Agreements described in
Section 9.13, no provision of this Agreement shall create any third party beneficiary rights in any Rehired Employee, any beneficiary or dependents thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to any Rehired Employee by Buyer or under any benefit plan which Buyer may maintain.

               (j) Seller shall not, directly or indirectly, hire or offer employment to or seek to hire or offer employment to any employee of Seller whose employment is continued by Buyer after the Closing Date or any employee of Buyer or any successor or affiliate of Buyer which is engaged in the Business, unless Buyer first terminates the employment of such employee or gives its written consent to such employment or offer of employment.

               7.6. Option Pool. At the Closing, Nextera agrees to grant to the Rehired Employees and the new hires of Buyer who are involved in the Business options under the Amended and Restated Equity Participation Plan effective as of July 28, 1998 (the "Equity Participation Plan"), a true and correct copy of which is attached hereto as Exhibit P and in the forms of related agreements attached hereto as Exhibit Q-1 for those Rehired Employees who are also Principals and Exhibit Q-2 for the those Rehired Employees or new hires who are not also Principals, which grants shall consist of an aggregate pool of options to purchase 815,000 Nextera Class A Units to be distributed and allocated as set forth in a letter of even date herewith from Seller to Buyer and Nextera which letter makes specific reference to this Section 7.6. Such options shall have an exercise price of $7.50 per share and shall vest at the rate of twenty-five percent (25%) per year over four (4) years. Buyer and Nextera also agree to make available an additional pool of options to purchase 100,000 Nextera Class A Units for hiring purposes and performance recognition in calendar year 1998 subject to Nextera's review and approval and with such terms and conditions as may be determined by Nextera, of which options to purchase 30,000 Nextera Class A Units have been allocated as set forth on in the letter referred to in the preceding sentence.

               Nextera has duly adopted the Equity Participation Plan in the form attached as Exhibit P and form of related agreement in the forms attached as Exhibit Q-1 and Exhibit Q-2 hereto. The Shareholders acknowledge that (a) the terms of the options are governed by such Equity Participation Plan attached as Exhibit P and related agreements in the forms attached as Exhibit Q-1 and Exhibit Q-2, and (b) the tax consequences of the options are materially different in a limited liability company as compared to a corporate structure, and the Shareholders have had the opportunity to consult their own tax advisors of such tax consequences.

               7.7. Additional Units. The Employment Agreements referred to in
Section 9.13 (other than those in the form of Exhibit J-5) shall provide for the sale by Nextera of Nextera Class A Units to the individuals whose names are set forth in a letter of even date herewith from Seller to Buyer and Nextera which letter makes specific reference to this Section 7.7.

               7.8. Conduct of the Business Following the Closing.

               (a) Buyer and Nextera agree to maintain the consulting service offerings of Seller in substantially the same form as such service offerings existed immediately prior to the Closing; provided, however, that Buyer and Nextera (or the entity controlled by Nextera which provides such service offerings) (i) may make available additional service offerings and (ii) may eliminate existing service offerings if the gross revenues and/or net profits derived from such offerings are determined by Nextera to be inadequate to maintain such service offerings.

               (b) Buyer and Nextera hereby confirm that as of the date hereof they intend (i) to use the "Sibson & Company, L.L.C., a Nextera Company" name in its worldwide operations, (ii) to cause Buyer (or some other entity controlled by Nextera) to conduct the Business for the foreseeable future and (iii) to cause Buyer or such other entity that conducts the Business to lead human capital consulting for Nextera and its Subsidiaries. The parties acknowledge that the intention of Buyer and Nextera with respect to this Section 7.8(b) is not a binding commitment on the part of Buyer or Nextera.

               7.9. Permitted Distribution. Prior to the Closing, Seller shall be permitted to accrue and declare a distribution (the "Permitted Distribution") to General Partner and Limited Partner provided that at the Closing, taking into account the Permitted Distribution, Seller shall have an amount of working capital greater than or equal to the Minimum Working Capital. Effective as of the Closing, Buyer hereby agrees to assume the liability to pay the Permitted Distribution and shall pay the Permitted Distribution within 15 days after resolution of the Working Capital Adjustment under Section 2.5 provided that at such time Buyer has sufficient cash or availability under its revolving credit facility to make the Permitted Distribution; provided further, however, that in no event shall Buyer pay the Permitted Distribution later than December 31, 1998. In the event that the Permitted Distribution is to be paid after the Incorporation Transaction (as defined in the Exchange Agreement), Buyer shall make such payment to the Shareholder Representative for distribution to the Shareholders.

               7.10. Preservation of Confidentiality. In connection with the negotiation of this Agreement and the preparation for the consummation of the transactions contemplated hereby, the parties acknowledge that each has had access to confidential information relating to each other, including technical or marketing information, ideas, methods, developments, inventions, improvements, business plans, trade secrets, scientific or statistical data, diagrams, drawings, specifications or other proprietary information relating thereto, together with all analyses, compilations, studies or other documents, records or data prepared by Seller, General Partner, Limited Partner, the Shareholders, Buyer, Nextera or their respective Representatives which contain or otherwise reflect or are generated from such information ("Confidential Information"). Prior to the date of the Closing, each of the parties shall treat all Confidential Information as confidential, preserve the confidentiality thereof and not disclose any Confidential Information, except to their Representatives and affiliates who need to know such Confidential Information in connection with the transactions contemplated hereby. The parties shall use all reasonable efforts to cause their Representatives to treat all Confidential Information as confidential, preserve the confidentiality thereof and not disclose any Confidential Information. Each party shall be responsible for any breach of this Agreement by any of its Representatives.

               7.11. No Distribution of Nextera Class A Units. Except following a breach by Nextera of its obligation to effect the Incorporation Transaction (as defined in the Exchange Agreement), Seller, General Partner and Limited Partner agree to retain the Nextera Class A Units and to not distribute such units to the Shareholders, provided that Seller may distribute the Nextera Class A Units it receives pursuant to this Agreement to General Partner and Limited Partner. It being understood that the capital stock of General Partner and Limited Partner will be exchanged pursuant to the Exchange Agreement.

               7.12. Buyer Efforts on Financing and Qualifications. Buyer agrees to use commercially reasonable efforts to (i) consummate the third party financing to fund the Purchase Price pursuant to the commitment letter attached hereto Exhibit O, (ii) qualify itself to do business in each jurisdiction in which Seller does business within thirty days following the Closing Date, and
(iii) obtain insurance substantially similar to the insurance maintained by the Seller immediately prior to the Closing Date.

               7.13. Annual Incentive Plan. On or prior to the Closing, Buyer shall adopt the Annual Incentive Plan attached hereto as Exhibit R.

               7.14. Senior Leadership Team of Nextera. Following the Closing, the Leadership Council of Buyer shall designate two individuals who shall serve from time to time as members of the Senior Leadership Team of Nextera and/or Newco (as defined in the Exchange Agreement) or other similar team comprised of representatives of Nextera's Subsidiaries or the Subsidiaries of Newco, subject to the approval of such designees by Nextera (which approval shall not be unreasonably withheld). The Leadership Council of Buyer shall have the right to remove and designate replacements for such designees to the Senior Leadership Team of Nextera and/or Newco or such other similar teams subject to Nextera's approval (which approval shall not be unreasonably withheld).

                                  ARTICLE VIII.

                       CONDITIONS TO SELLER'S OBLIGATIONS

               The obligations of Seller to consummate the transactions provided for hereby are subject, in the discretion of Seller, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Seller:

               8.1. Representations, Warranties and Covenants. All representations and warranties of Buyer and Nextera contained in this Agreement shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and Buyer and Nextera shall have performed and satisfied all agreements and covenants required hereby to be performed by them prior to or on the Closing Date.

               8.2. No Actions or Court Orders. No Action by any governmental authority or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to (a) materially affect the right or ability of Buyer to own operate possess or transfer the Assets after the Closing, (b) materially damage the Selling Parties if the transactions contemplated hereunder are consummated or (c) materially damage the business or financial condition of Buyer and/or Nextera on a consolidated basis if the transactions contemplated hereunder are consummated. There shall have been no determination by the Selling Parties, acting in good faith, that the consummation of the transactions contemplated by this Agreement has become inadvisable or impracticable by reason of the institution or threat by any person or any federal, state or other governmental authority of litigation. There shall not be any Regulation or Court Order that makes the purchase and sale of the Business or the Assets contemplated hereby illegal or otherwise prohibited.

               8.3. Consents. All Permits, consents, approvals and waivers from governmental authorities and other parties necessary to the consummation of the transactions contemplated hereby and for the operation of the Business by Buyer (including, without limitation, the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act) shall have been obtained.

               8.4. Material Changes. Since December 31, 1997, there shall not have been any material adverse change with respect to the financial or business condition of Nextera and its Subsidiaries except as disclosed on the schedules hereto provided by Nextera to Seller.

               8.5. Approval of Seller's Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and all related legal matters contemplated by this agreement shall have been approved by Weil, Gotshal & Manges LLP, special counsel to Seller and such counsel shall have received on behalf of Seller such other certificates, opinions and documents in form satisfactory to such counsel as Seller may reasonably require from Buyer and Nextera to evidence compliance with the terms and conditions hereof as of the Closing and the correctness as of the Closing of the representations and warranties of Buyer and Nextera and the fulfillment of its covenants.

               8.6. Opinions of Counsel. Buyer shall have delivered to Seller opinions of Maron & Sandler, counsel to Buyer and Nextera, and Latham & Watkins, special counsel to Buyer and Nextera, each dated as of the Closing Date, in the forms attached hereto as Exhibit H-1 and Exhibit H-2;

               8.7. Assumption Document. Buyer shall have executed the Assumption Document in substantially the form attached hereto as Exhibit G and the other assumption documents identified in Section 3.2(c).

               8.8. Escrow Agreement. Buyer, Nextera and the Escrow Agent shall have executed and delivered the Escrow Agreement in substantially the form attached hereto as Exhibit B.

               8.9. Employment Agreements. Buyer shall have executed and delivered to each of the individuals (the "Principals") listed in a letter of even date herewith from Seller to Buyer and Nextera which letter makes specific reference to this Section 8.9 the Employment Agreements in substantially the forms attached hereto as Exhibits J-1, J-2, J-3, J-4 and J-5, as applicable, with the salaries, non-solicitation and severance periods as set forth on such letter. Buyer shall have offered employment to all of the employees of Seller as provided hereunder.

               8.10. Corporate Documents. Seller shall have received from Buyer and Nextera resolutions adopted by the board of directors of Nextera and the member of Buyer, approving this Agreement and the agreements and the transactions contemplated hereby and thereby, certified by an officer of Nextera and the manager of Buyer, respectively.

               8.11. Operating Agreement of Nextera. A majority of the membership interests of Nextera shall have adopted that certain First Amendment to the Nextera Operating Agreement which, among other things, admits Seller and certain Shareholders as members of Nextera. Seller shall have received from Nextera (a) a copy of the Nextera Operating Agreement including the First Amendment thereto attached hereto as Exhibit M and (b) resolutions adopted by the Board of Directors of Nextera, approving this Agreement and the agreements and the transactions contemplated hereby and thereby, certified by an officer of Nextera.

               8.12. Operating Agreement of Buyer. Nextera, as the single member of Buyer, shall have adopted the form of Limited Liability Company Agreement attached hereto as Exhibit L. Seller shall have received from Buyer (a) a copy of the Buyer Operating Agreement and (b) resolutions adopted by the member of Buyer, approving this Agreement and the agreements and the transactions contemplated hereby and thereby, certified by the manager of Buyer.

               8.13. Deliveries. Buyer shall have made all deliveries to Seller required by Section 3.2.

               8.14. Exchange Agreement. Buyer and the other parties thereto shall have executed the Exchange Agreement in substantially the form attached hereto as Exhibit N.

               8.15. Annual Incentive Plan. Buyer shall have adopted the Annual Incentive Plan attached hereto as Exhibit R.

               8.16. Sibson Canada. Nextera and the shareholders of Sibson Canada, Inc. ("Sibson Canada") shall have entered into a definitive agreement regarding the purchase of Sibson Canada, or its successor, by Nextera or a Subsidiary of Nextera.

               8.17. PNC Bank. PNC Bank, National Association, shall have consented to the assignment to and assumption by Buyer of Seller's Revolving Credit Facility with PNC Bank, National Association, and the existing indebtedness thereunder and any and all related loan documents and Buyer shall have assumed all of Seller's and its subsidiaries' obligations with respect to such Revolving Credit Facility and any and all related loan documents and Seller and its Subsidiaries shall have been released from all obligations thereunder.

                                   ARTICLE IX.

                 CONDITIONS TO BUYER'S AND NEXTERA'S OBLIGATIONS

               The obligations of Buyer and Nextera to consummate the transactions provided for hereby are subject, in the discretion of Buyer and Nextera, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Buyer and Nextera:

               9.1. Representations, Warranties and Covenants. All representations and warranties of the Selling Parties contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and each Selling Party shall have performed and satisfied in all material respects all agreements and covenants required hereby to be performed by it prior to or on the Closing Date.

               9.2. Consents; Regulatory Compliance and Approval. All Permits, consents, approvals and waivers from governmental authorities and other parties listed on Schedule 7.1 shall have been obtained. Buyer shall be satisfied that all approvals required under any Regulations to carry out the transactions contemplated by this Agreement shall have been obtained and that the parties shall have complied with all Regulations applicable to this Agreement and the transactions contemplated hereby.

               9.3. No Actions or Court Orders. No Action by any governmental authority or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected (a) to materially damage Buyer or Nextera,
(b) to materially damage the Assets or the Business if the transactions contemplated hereunder are consummated, including without limitation any material adverse effect on the right or ability of Buyer or Nextera to own, operate, possess or transfer the Assets after the Closing or (c) to materially damage the business or financial condition of Buyer and Nextera on a consolidated basis if the transactions contemplated hereunder are consummated. There shall have been no determination by Buyer or Nextera, acting in good faith, that the consummation of the transactions contemplated by this Agreement has become inadvisable or impracticable by reason of the institution or threat by any person or any federal, state or other governmental authority of litigation. There shall not be any Regulation or Court Order that makes the purchase and sale of the Business or the Assets contemplated hereby illegal or otherwise prohibited.

               9.4. Approval of Nextera's Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and all related legal matters contemplated by this Agreement shall have been approved by Latham & Watkins, as counsel for Nextera, and such counsel shall have received on behalf of Nextera such other certificates, opinions, and documents in form satisfactory to such counsel as Nextera may reasonably require from Seller or the Shareholders to evidence compliance with the terms and conditions hereof as of the Closing and the correctness as of the Closing of the representations and warranties of the Selling Parties and the fulfillment of their respective covenants.

               9.5. Opinions of Counsel. Seller shall have delivered to Buyer opinions of Weil, Gotshal & Manges LLP, special counsel to Seller, and Douglas Tormey, counsel to Seller, each dated as of the Closing Date, in the forms attached hereto as Exhibit I-1 and Exhibit I-2.

               9.6. Material Changes. Since the Base Balance Sheet Date, there shall not have been any material adverse change with respect to the Business or the Assets except as disclosed on the Disclosure Schedule.

               9.7. Partnership Documents. Buyer and Nextera shall have received from Seller resolutions adopted by its General Partner, approving this Agreement and the agreements and transactions contemplated hereby and thereby, certified by Seller's Senior Managing Principal.

               9.8. Corporate Documents. Buyer and Nextera shall have received from Seller resolutions adopted by the boards of directors of General Partner and Limited Partner, approving this Agreement and the agreements and the transactions contemplated hereby and thereby, certified by an officer of General Partner and Limited Partner, respectively.

               9.9. Conveyancing Documents; Release of Encumbrances. Seller shall have executed and delivered the documents described in Section 3.2 hereof so as to effect the transfer and assignment to Buyer of all right, title and interest in and to the Assets and Seller shall have filed (where necessary) and delivered to Buyer all documents necessary to release the Assets from all Encumbrances other than the Permitted Liens, which documents shall be in a form reasonably satisfactory to Buyer's counsel.

               9.10. Name Change. Each of Seller and General Partner shall have filed amendments to its Certificate of Limited Partnership or Articles of Incorporation or similar documents, as appropriate, to change its organization name so as not to include the words "Sibson & Company" or any other name or mark that has such a near resemblance thereto as may be likely to cause confusion or mistake to the public, or to otherwise deceive the public. Such amendment shall be in a form acceptable for filing with the Secretary of State of the State of Delaware, if applicable.

               9.11. Permits. Buyer shall have obtained or been granted the right to use all Permits necessary to its operation of the Business except for qualifications to do business to be obtained within thirty (30) days after the Closing.

               9.12. Escrow Agreement. The Selling Parties and the Escrow Agent shall have executed and delivered the Escrow Agreement in substantially the form attached hereto as Exhibit B.

               9.13. Employment Agreements. Each of the individuals listed on
Schedule 8.9 shall have executed and delivered to Buyer an employment agreement in substantially the form indicated opposite such individual's names on Schedule
8.9 and in the forms attached hereto as Exhibits J-1, J-2, J-3, J-4, or J-5 as applicable (individually, an "Employment Agreement" and collectively, the "Employment Agreements").

               9.14. Third-Party Financing. Nextera and Buyer shall have received third party financing in an amount sufficient to fund the Purchase Price under the commitment letter attached hereto as Exhibit N.

               9.15. Payment of Employee Promissory Notes. The borrowers under the promissory notes listed on Schedule 4.9 shall have repaid the principal balance and any accrued interest on such promissory notes.

               9.16. Deliveries. Seller shall have made all deliveries to Buyer required by Section 3.2.

               9.17. Exchange Agreement. The Shareholders shall have executed the Exchange Agreement in substantially the form attached hereto as Exhibit O.

               9.18. Sibson Canada. Nextera and the shareholders of Sibson Canada, Inc. ("Sibson Canada") shall have entered into a definitive agreement regarding the purchase of Sibson Canada, or its successor, by Nextera or a Subsidiary of Nextera.

               9.19. PNC Bank. PNC Bank, National Association, shall have consented to the assignment to and assumption by Buyer of Seller's Revolving Credit Facility with PNC Bank, National Association, and the existing indebtedness thereunder.

                                   ARTICLE X.

                             CONSENTS TO ASSIGNMENT

               10.1. Consents to Assignment. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Contract, Lease, Permit or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the consent of a third party thereto, would constitute a Default thereof or in any way adversely affect the rights of Buyer thereunder. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would affect the rights thereunder so that Buyer would not receive all such rights, Seller will cooperate with Buyer, in all reasonable respects, to provide to Buyer at the Buyer's sole cost and expense the benefits under any such Contract, Lease, Permit or any claim or right, including without limitation enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereto arising out of the Default or cancellation by such third party or otherwise. In addition, Seller agrees to cancel any life or other insurance policy used in connection with Seller Employee Programs as directed by Nextera at or after the Closing. Nothing in this Section
10.1 shall affect Buyer's right to terminate this Agreement under Sections 9.2 and 13.1 in the event that any consent or approval set forth on Schedule 7.1 is not obtained. Anything in this Agreement to the contrary notwithstanding Seller shall have no liability whatsoever for failure to assign any such Contract or Lease or obtain consent to transfer same.

                                   ARTICLE XI.

                  RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING

               11.1. Collection of Accounts Receivable and Letters of Credit. At the Closing, Buyer will acquire hereunder, and thereafter Buyer or its designee shall have the right and authority to collect for Buyer's or its designee's account, all receivables, letters of credit and other items which constitute a part of the Assets, and Seller shall promptly after receipt of any payment in respect of any of the foregoing, properly endorse and deliver to Buyer any letters of credit, documents, cash or checks received on account of or otherwise relating to any such receivables, letters of credit or other items. Seller shall promptly transfer or deliver to Buyer or its designee any cash or other property that the Seller may receive in respect of any deposit, prepaid expense, claim, contract, license, lease, commitment, sales order, purchase order, letter of credit or receivable of any character, or any other item, constituting a part of the Assets.

               11.2. Books and Records; Tax Matters.

               (a) Books and Records. Each of Seller and General Partner, on the one hand, and Buyer and Nextera, on the other hand, agrees that it will cooperate with and make available to the other party, during normal business hours, all Books and Records, information and employees (without substantial disruption of employment) retained and remaining in existence after the Closing which are necessary or useful in connection with any tax inquiry, audit, investigation or dispute, any litigation or investigation or any other matter requiring any such Books and Records, information or employees for any reasonable business purpose. The party requesting any such Books and Records, information or employees shall bear all of the out-of-pocket costs and expenses (including without limitation attorneys' fees, but excluding reimbursement for salaries and employee benefits) reasonably incurred in connection with providing such Books and Records, information or employees.

               (b) Cooperation and Records Retention. Seller, General Partner, Limited Partner, Buyer and Nextera shall (i) each provide the others with such assistance as may reasonably be requested by any of them in connection with the preparation of any Tax Return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to Liability for Taxes, (ii) each provide the others with any records or other information that may be relevant to such Tax Return, audit or examination, proceeding or determination subject to the last sentence of this subsection (b), and (iii) each provide the others with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any Tax Return of the other for any period. Without limiting the generality of the foregoing, Seller, General Partner, Limited Partner, Buyer and Nextera shall each retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules, and other records or information that may be relevant to such Tax Returns for all tax periods or portions thereof ending on or before the Closing Date and shall not destroy or otherwise dispose of any such records without first providing the other party with a reasonable opportunity to review and copy the same.

               (c) Preparation of Form W-2's. Pursuant to Revenue Procedure 84-77 (1984-2 C.B. 753), provided that Seller provides Buyer with all necessary payroll records for the calendar year which includes the Closing Date, Buyer shall furnish a Form W-2 to each employee employed by Buyer who had been employed by Seller disclosing all wages and other compensation paid for such calendar year, and taxes withheld therefrom, and Seller shall be relieved of the responsibility to do so.

               (d) Payment of Liabilities. Following the Closing Date, Seller shall pay promptly when due all of the debts and Liabilities of Seller for Taxes; provided, however, this covenant shall not apply to that portion (or all) of any Tax that Seller is contesting in good faith. Following the Closing Date, Buyer shall pay promptly when due all of the Assumed Liabilities; provided, however, this covenant shall not apply to that portion (or all) of any Liability that Buyer is contesting in good faith.

               11.3. Survival of Representations, Etc. Each of the representations, warranties, agreements, covenants and obligations herein are material, shall be deemed to have been relied upon by the other party and shall survive the Closing regardless of any investigation and shall not merge in the performance of any obligation by either party hereto; provided, however, that such representations and warranties shall expire on the same dates as and to the extent that the rights to indemnification with respect thereto under Article XII shall expire.

                                  ARTICLE XII.

                                 INDEMNIFICATION

               12.1. Indemnification by the Selling Parties. Each Selling Party agrees subsequent to the Closing to indemnify and hold Buyer and Nextera and their respective subsidiaries, affiliates, successors and assigns and persons serving as officers, directors, partners, managers, shareholders, members, employees and agents thereof (other than the Shareholders, except to the extent of Liabilities incurred in their capacities as an officer, director or employee of Buyer after the Closing) (individually a "Buyer Indemnified Party" and collectively the "Buyer Indemnified Parties") harmless from and against any Damages which may be sustained or suffered by any of them attributable to, arising out of or based upon any of the following matters:

               (a) the commission of common law fraud by any of the Seller, General Partner or Limited Partner in connection with the transactions contemplated by this Agreement (collectively, "Fraud Claims");

               (b) any failure to convey title to the Assets free and clear of any Encumbrances other than Permitted Liens (collectively, "Ownership Claims");

               (c) except for the Assumed Liabilities, any liability of Seller, General Partner, Limited Partner and each Subsidiary of Seller for Taxes arising from their respective activities, assets and all events and transactions on or prior to the Closing and any breach of the representations and warranties set forth in Section 4.22 hereof and any covenant with respect to Taxes or tax related matters set forth herein or in any related agreement (collectively, "Tax Claims");

               (d) any Excluded Liability (collectively, "Excluded Liability Claims");

               (e) other than Fraud Claims, Ownership Claims, Tax Claims or Excluded Liability Claims, any other breach of any representation, warranty or covenant of Seller under this Agreement or in any certificate or schedule delivered pursuant hereto by Seller (collectively, "General Claims").

               In addition, each Shareholder severally, but not jointly, agrees subsequent to the Closing to indemnify and hold all Buyer Indemnified Parties harmless from and against any Damages attributable to, arising out of or based upon common law fraud by such Shareholder in connection with the transactions completed by this Agreement (collectively, "Individual Fraud Claims") or any breach (whether or not deliberate or willful) of any representation or warranty of such Shareholder contained in Article V (collectively, "Individual General Claims" and together with Individual Fraud Claims, "Individual Claims").

               12.2. Limitations on Indemnification by the Selling Parties. Anything contained in this Agreement to the contrary notwithstanding, the liability of Seller, General Partner, Limited Partner and the Shareholders to provide any indemnification to any Buyer Indemnified Party and right of Buyer Indemnified Parties to indemnification under Section 12.1 (or otherwise) shall be subject to the following provisions:

               (a) No claims for indemnification shall be made under this Agreement against the Seller, the General Partner, the Limited Partner or any Shareholder, and no indemnification shall be payable to any Buyer Indemnified Party, with respect to General Claims and Individual General Claims after the date which is eighteen (18) months following the Closing.

               (b) No claims for indemnification shall be made under this Agreement against the Seller, the General Partner, the Limited Partner or any Shareholder, and no indemnification shall be payable to any Buyer Indemnified Party, with respect to any Tax Claim (including any Excluded Liability in respect of any Tax) after expiration of all applicable statutes of limitation with respect to the Tax that is the subject of the indemnification claim taking into account any extensions thereof with respect to collection of the Tax.

               (c) The aggregate amount to be payable by the Selling Parties to all Buyer Indemnified Parties for claims for indemnification with respect to General Claims and Individual General Claims (including any amounts subject to the Escrow Agreement and any Nextera Class A Units delivered to Nextera in satisfaction of an indemnification claim) shall in no event exceed $26,551,000.

               (d) With respect to General Claims, the amount payable by a Shareholder to all Buyer Indemnified Parties for claims for indemnification hereunder shall in no event exceed such Shareholder's pro rata share of the total amount to be paid to all Buyer Indemnified Parties for claims for indemnification hereunder. The pro rata shares of the Shareholders for purposes of this paragraph shall be the same percentages as the Shareholders' respective ownership interests listed on Schedule 4.2

               (e) With respect to Individual Claims, the Shareholder who makes the representation, warranty or covenant from which the claim arose shall be severally liable for indemnification in respect of such a claim and the other Selling Parties shall not be jointly liable therefor.

               (f) Seller, General Partner, Limited Partner, and the Shareholders shall have no obligation for indemnification with respect to General Claims hereunder until aggregate claims for indemnification with respect to General Claims hereunder exceed $200,000, in which case Seller, General Partner, Limited Partner and the Shareholders shall be obligated for indemnification of all General Claims including the initial $200,000 of such claims.

               (g) Claims for indemnification with respect to Fraud Claims, Ownership Claims, Tax Claims (except with respect to subsection (b) above), Excluded Liability Claims (except with respect to subsection (b) above), Individual Fraud Claims made under this Agreement by any Buyer Indemnified Party and breach by Seller, General Partner or Limited Partner of Section 7.11 shall not be subject to any of the limitations set forth in this Section 12.2.

               12.3. Indemnification by Buyer and Nextera. Buyer and Nextera jointly and severally agree to indemnify and hold Seller, General Partner, Limited Partner, the Shareholders and their affiliates and persons serving as officers, directors, partners, managers, shareholders, members, employees and agents thereof (individually a "Seller Indemnified Party" and collectively the "Seller Indemnified Parties") harmless from and against any Damages which may be sustained or suffered by any of them attributable to, arising out of or based upon any of the following matters:

               (a) common law fraud committed by Buyer or Nextera with respect to this Agreement in connection with the transactions contemplated by this Agreement;

               (b) failure to pay, perform or discharge, as applicable, any of the Assumed Liabilities; and

               (c) any breach of any representation, warranty or covenant made by Buyer and/or Nextera in this Agreement or in any certificate or schedule delivered by Nextera and/or Buyer hereunder.

               12.4. Limitation on Indemnification by Buyer and Nextera. Notwithstanding the foregoing, (a) no indemnification shall be payable to the Seller Indemnified Parties with respect to claims asserted pursuant to

Section 12.3 above after the date which is eighteen (18) months after the Closing, (b) the aggregate amount to be payable to all Seller Indemnified Parties pursuant to Section 12.3 shall not exceed $26,551,000 and (c) Buyer and Nextera shall have no obligation for indemnification hereunder until aggregate claims for indemnification hereunder exceed $200,000, in which case Buyer and/or Nextera shall be obligated for indemnification of all claims, including the initial $200,000 of such claims. Claims for indemnification with respect to Sections 12.3(a) and 12.3(b) and breach by Buyer and/or Nextera of Sections 7.5 through 7.9, Section 7.14 and Section 10.1 shall not be subject to any of the limitations set forth in this Section 12.4.

               12.5. Notice; Defense of Claims. An indemnified party shall make claims for indemnification hereunder by giving written notice thereof to the indemnifying party promptly on discovery and in any event within the period in which indemnification claims can be made hereunder. If indemnification is sought for a claim or liability asserted by a third party, the indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of the claim or liability being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice. Such notice shall summarize the basis for the claim for indemnification and any claim or liability being asserted by a third party. Within 20 days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any third party claim or liability at its own cost and expense. If the indemnifying party fails to give notice that it disputes an indemnification claim within 20 days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the claim, which shall become immediately due and payable. The indemnifying party shall be entitled to direct the defense against a third party claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense and to compromise or settle it with consent of the indemnified party, which consent shall not be unreasonably withheld. The indemnified party shall at all times have the right to fully participate at its own expense in the defense of a third party claim or liability, directly or through counsel; provided, however, that if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and the indemnified party is advised that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party. If no such notice of intent to dispute and defend a third party claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, with consent of the indemnifying party, which consent shall not be unreasonably withheld. If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.

               12.6. Satisfaction of Selling Party Indemnification Obligations. Nextera shall bring and control all indemnification claims hereunder and under the Exchange Agreement on behalf of the Buyer Indemnified Parties, including without limitation Buyer. In order to satisfy the indemnification obligations of the Selling Parties hereunder and under the Exchange Agreement,

Nextera shall proceed first directly against the Escrow Deposit as further set forth and defined in the Escrow Agreement and then may proceed directly against the Selling Parties subject to the limitations set forth herein. Nextera may proceed against the Selling Party of its choosing and may proceed directly against any Shareholder without proceeding against Seller, General Partner and/or Limited Partner. Any Shareholder called upon to satisfy indemnification obligations in connection with this Agreement may not seek any right of contribution against (a) General Partner or Limited Partner following completion of the Incorporation Transaction (as defined in the Exchange Agreement) or (b) Seller following completion of the Incorporation Transaction unless Seller has been converted to a limited liability company the membership interests of which are not owned by General Partner or Limited Partner.

               12.7. Use of Nextera Class A Units. To the extent indemnification claims exceed the Escrow Deposit (as defined in the Escrow Agreement), the parties may, at their option, elect to satisfy any indemnification claims under this Agreement by delivering Nextera Class A Units issued pursuant to Section
2.4 or any securities into or for which they may be converted or exchanged. To the extent that Nextera Class A Units (or such other securities) are used to satisfy indemnification obligations under this Agreement, such units shall be valued in accordance with the terms of the Escrow Agreement. No statement of value in this Agreement shall affect such valuation under the Escrow Agreement.

               12.8. Bulk Sales. Buyer hereby waives any requirements for compliance with the procedures of the "Bulk Sales Act" or similar laws of any or all of the states in which the Assets are situated or of any other state which may be asserted to be applicable to the transactions contemplated hereby and agrees that the Selling Parties shall have no indemnity obligations under
Article XII hereof arising solely out of or resulting solely from the failure of Seller or Buyer to comply with any such laws.

               12.9. Exclusive Remedy. Other than Fraud Claims and claims pursuant to Section 12.3(a), the foregoing indemnification provisions in this
Article XII shall be the exclusive remedy for any breach of the representations and warranties of the Selling Parties in Articles IV and V and of Buyer and Nextera in Article VI above.

                                  ARTICLE XIII.

                   TERMINATION OF AGREEMENT; RIGHTS TO PROCEED

               13.1. Termination. At any time prior to the Closing, this Agreement may be terminated as follows:

                      (i) by mutual written consent of Nextera and the Shareholder Representative;

                      (ii) by Buyer or Nextera, pursuant to written notice to Seller, if any of the conditions set forth in Article IX of this Agreement have not been satisfied at or prior to the Closing, or if it has become reasonably and objectively certain that any of such conditions, other than a condition within the control of the Selling Parties, will not be satisfied at or prior to the Closing, such written notice to set forth such conditions which have not been or will not be so satisfied;

                      (iii) by the Seller, pursuant to written notice to Buyer and Nextera, if any of the conditions set forth in Article VIII of this Agreement have not been satisfied at or prior to the Closing, or if it has become reasonably and objectively certain that any of such conditions, other than a condition within the control of Buyer and Nextera, will not be satisfied at or prior to the Closing, such written notice to set forth such conditions which have not been or will not be so satisfied;

                      (iv) by the Selling Parties, on the one hand, or by Nextera and Buyer, on the other, pursuant to Section 7.4(b); and

                      (v) by Nextera or the Shareholder Representative if the Closing shall not have occurred on or before September 30, 1998.

               13.2. Effect of Termination. All obligations of the parties hereunder shall cease upon any termination pursuant to Section 13.1, provided, however, that the provisions of Section 7.10, Article XIII, Section 14.1 and
Section 14.9 hereof shall survive any termination of this Agreement. No termination shall relieve any party of any liability for breach of this Agreement prior to termination except as otherwise provided herein.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

               14.1. Fees and Expenses. Except as otherwise specified in this Agreement and the Buyer Operating Agreement, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect. With respect to any payment by Seller for fees and expenses incurred by the Selling Parties, such payment shall reduce the amount of Closing Working Capital for purposes of Section 2.5 hereto. Notwithstanding the foregoing, in the event the transaction does not close solely as a result of Nextera's failure to obtain third party financing for the Purchase Price, Nextera shall reimburse Seller for its actual out-of-pocket expenses incurred in connection herewith, up to a maximum of $250,000, upon the submission of reasonably detailed invoices for such expenses.

               14.2. Governing Law. This Agreement shall be construed under and governed by the internal laws of the State of New York without regard to its conflict of laws provisions.

               14.3. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered or sent by facsimile transmission, upon receipt, or if sent by registered or certified mail, upon the sooner of the date on which receipt is acknowledged or the expiration of three days after deposit in United States post office facilities properly addressed with postage prepaid. All notices to a party will be sent to the addresses set forth below or to such other address or person as such party may designate by notice to each other party hereunder:

        TO BUYER:                     SC/NE, LLC
                                      One Cranberry Hill
                                      Lexington, MA 02173
                                      Attention:  Gresham T. Brebach, Jr.
                                      Fax: (781) 778-4500

        With a copy to:               Latham & Watkins
                                      701 "B" Street, Suite 2100
                                      San Diego, CA 92101
                                      Attention:  David A. Hahn, Esq.
                                      Fax: (619) 696-7419

        With an additional copy to:   Maron & Sandler
                                      844 Moraga Drive
                                      Los Angeles, CA 90049
                                      Attention:  Stanley E. Maron, Esq.
                                      Fax: (310) 440-3690

        TO NEXTERA:                   Nextera Enterprises, L.L.C.
                                      One Cranberry Hill
                                      Lexington, MA 02173
                                      Attention:  Gresham T. Brebach, Jr.
                                      Fax: (781) 778-4500

        With a copy to:               Latham & Watkins
                                      701 "B" Street, Suite 2100
                                      San Diego, CA 92101
                                      Attention:  David A. Hahn, Esq.
                                      Fax: (619) 696-7419

        With an additional copy to:   Maron & Sandler
                                      844 Moraga Drive
                                      Los Angeles, CA 90049
                                      Attention:  Stanley E. Maron, Esq.
                                      Fax: (310) 440-3690

        TO GENERAL  PARTNER,
        LIMITED PARTNER,
        OR SELLER:                    Sibson & Company, L.P.
                                      830 Third Avenue, 7th Floor
                                      New York, NY 10022
                                      Attention:  Vincent C. Perro
                                      Fax:   (212) 935-6489

        With a copy to:               Weil, Gotshal & Manges LLP
                                      767 Fifth Avenue
                                      New York, NY 10153
                                      Attention:  David E. Zeltner, Esq.
                                      Fax: (212) 310-8007



        TO THE
        SHAREHOLDERS:                 John Balkcom
                                      2811 Harrison Street
                                      Evanston, IL  60201-1217
                                      Fax: (847) 733-9203

                                      Mark Blessington
                                      1083 Elm Street
                                      Winnetka, IL 60096
                                      Fax: (847) 501-4036

                                      Frederick (Ted) Briggs
                                      3346 East First Street
                                      Long Beach, CA 90803
                                      Fax: (862) 434-5348

                                      Roger Brossy
                                      2828 Dumfries Road
                                      Los Angeles, CA  90064-4416
                                      Fax: (310) 559-0911

                                      Seymour Burchman
                                      198 Savage Drive
                                      Holland, PA 18966
                                      Fax: (215) 860-0340

                                      Pamela Cohen
                                      525 Glendale Circle
                                      Ann Arbor, MI 48103
                                      Fax: (313) 665-6972

                                      Glenn Dalton
                                      1952 Farm Valley Drive
                                      Chesterfield, MO 63017
                                      Fax: (314) 532-4730

                                      Barbara Dewey
                                      27 Westcott Road
                                      Princeton, NJ 08540

                                      Donald Gallo
                                      48 Bogart Court
                                      Princeton, NJ  08540-7544
                                      Fax: (609) 252-9682

                                      Donald Gough
                                      35 Little Harbor Road
                                      P.O. Box 2053 (Use for regular mail)
                                      Newcastle, NH 03854
                                      Fax: (603) 430-9379

                                      Elizabeth Hawk
                                      12916 Walnutway Terrace
                                      St. Louis, MO 63146
                                      Fax: (314) 542-0892

                                      Myrna Hellerman
                                      2408 Saranac Lane
                                      Glenview, IL 60025

                                      James Kochanski
                                      212 Kilbreck Drive
                                      Cary, NC 27511
                                      Fax: (919) 362-6547

                                      Steven Landberg
                                      1735 York Avenue, Apt. 30G
                                      New York, NY 10128

                                      Peter LeBlanc
                                      105 Avenue of the Estates
                                      Cary, NC 27511
                                      Fax: (919) 468-0648

                                      William O'Connell
                                      12 Tomlyn Drive
                                      Princeton, NJ 08540
                                      Fax: (609) 279-9335

                                      Vincent Perro
                                      78 West 12th Street
                                      New York, NY 10011
                                      Fax: (212) 807-6180

                                      Jude Rich
                                      15 Benedek Road
                                      Princeton, NJ 08540
                                      Fax: (609) 921-7336

                                      Karen Roche

                                      3845 Trinity Road
                                      P.O. Box 879 (For regular mail)
                                      Glen Ellen, CA 95422

                                      Anne Saunier
                                      121 Madison Avenue, Apt 11B
                                      New York, NY 10016
                                      Fax: (212) 779-3682

                                      Richard Semler
                                      277 St. Katherine Drive
                                      La Canada, CA 91011
                                      Fax: (818) 790-4643

                                      Stephen Strelsin
                                      1053 Skokie Ridge Drive
                                      Glencoe, IL 60022
                                      Fax: (847) 835-8974

                                      Gerard (Chip) Thomas
                                      106 Citreon Court
                                      Cary, NC 27511
                                      Fax: (919) 319-3151

                                      Douglas Tormey
                                      42 Lake Drive
                                      Darien, CT 06820

                                      Susan Annunzio Tynan
                                      1401 West Berteau Unit C
                                      Chicago, IL 60613

        With a copy to:               Weil, Gotshal & Manges LLP
                                      767 Fifth Avenue
                                      New York, NY 10153
                                      Attention:  David E. Zeltner, Esq.
                                      Fax: (212) 310-8297

Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

               14.4. Entire Agreement. This Agreement, including the Escrow Agreement, Employment Agreements, Exchange Agreement and schedules and exhibits hereto and thereto, is the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings. No promises, representations, understandings, warranties and agreements have been made by any of the parties hereto except as referred to herein or in such schedules and exhibits; and all inducements to the making of this Agreement relied upon by either party hereto have been expressed herein or in such schedules or exhibits.

               14.5. Assignability; Binding Effect. This Agreement shall only be assignable by Buyer or Nextera to an entity controlling, controlled by or under common control with Buyer or Nextera upon written notice to Seller; provided, however, that Buyer and Nextera shall remain liable for all obligations hereunder to the extent such obligations are not satisfied by the transferee. This Agreement may not be assigned by Seller without the prior written consent of Nextera. This Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Assignment of this Agreement by any party shall not relieve such party from its obligations hereunder.

               14.6. Captions and Gender. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

               14.7. Execution in Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

               14.8. Amendments. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance; provided that the Shareholder Representative (as defined below) may consent to any such amendment or modification or waiver on behalf of the Shareholders; provided further that the Shareholder Representative may not enter into any such amendment or modification or waive any condition or covenant that materially and adversely affects any Shareholder differently than all other Shareholders affected thereby without the consent of such Shareholder. Each of the Shareholders hereby designate the Seller and, upon conversion of Seller to a limited liability company as provided in Section 4.4 of the Exchange Agreement, such limited liability company (in each instance and in such capacity, the "Shareholder Representative") to act for and represent them in those matters with respect to which this Agreement specifies that the Shareholder Representative shall so act, including, without limitation, entering into any amendment to this Agreement, and Seller, on behalf of itself and its successors and assigns, hereby accepts such designation. Anything herein to the contrary notwithstanding, any amendment, modification or waiver to be given by the Shareholders may be given by the Shareholder Representative.

               14.9. Publicity and Disclosures. No press releases or public disclosure (other than disclosure to Seller's clients regarding the closing of this transaction as is reasonably deemed necessary by the parties to promote Buyer's provision of service to such clients and in connection with the transfer of Assets as contemplated hereunder), either written or oral, of the transactions contemplated by this Agreement, shall be made by a party to this Agreement without the prior knowledge and written consent of Nextera and Seller.

               14.10. Specific Performance. The parties agree that it would be difficult to measure damages which might result from a breach of this Agreement by the Selling Parties and that money damages would be an inadequate remedy for such a breach. Accordingly, if there is a breach or proposed breach of any provision of this Agreement by any Selling Party, and Buyer or

Nextera do not elect to terminate under Article XIII, Buyer or Nextera shall be entitled, in addition to any other remedies which it may have, to an injunction or other appropriate equitable relief to restrain such breach without having to show or prove actual damage to Buyer or Nextera.

               The parties agree that it would be difficult to measure damages which might result from a breach of this Agreement by the Buyer or Nextera and that money damages would be an inadequate remedy for such a breach. Accordingly, if there is a breach or proposed breach of any provision of this Agreement by Buyer or Nextera, and Selling Parties do not elect to terminate under Article XIII, Selling Parties shall be entitled, in addition to any other remedies which they may have, to an injunction or other appropriate equitable relief to restrain such breach without having to show or prove actual damage to Selling Parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                              BUYER:

                              SC/NE, LLC, a Delaware limited liability company

                              By:  NEXTERA ENTERPRISES, L.L.C.
                              Its:  Sole Member

                              By:     /s/  MICHAEL P. MULDOWNEY
                                   ------------------------------------------
                                   Name: Michael P. Muldowney
                                         ------------------------------------
                                   Title:  Chief Financial Officer
                                         ------------------------------------

                              NEXTERA:

                              NEXTERA ENTERPRISES, L.L.C., a Delaware
                              limited liability company


                              By:     /s/  MICHAEL P. MULDOWNEY
                                   ------------------------------------------
                                   Name: Michael P. Muldowney
                                         ------------------------------------
                                   Title:  Chief Financial Officer
                                         ------------------------------------

                              SELLER:

                              SIBSON & COMPANY, L.P., a Delaware limited partnership

                              By:  Sibson & Company, Inc., its General Partner


                              By:     /s/  DOUGLAS J. TORMEY
                                   ------------------------------------------
                                   Name:     Douglas J. Tormey
                                         ------------------------------------
                                   Title:      Vice President
                                         ------------------------------------

                              GENERAL PARTNER:

                              SIBSON & COMPANY, INC. a Delaware corporation


                              By:     /s/  DOUGLAS J. TORMEY
                                   ------------------------------------------
                                   Name:     Douglas J. Tormey
                                         ------------------------------------
                                   Title:      Vice President
                                         ------------------------------------


                              LIMITED PARTNER:

                              SC2, Inc., a Delaware corporation


                              By:     /s/  DOUGLAS J. TORMEY
                                   ------------------------------------------
                                   Name:     Douglas J. Tormey
                                         ------------------------------------
                                   Title:      Vice President
                                         ------------------------------------

                              SHAREHOLDERS:


                              By:     /s/  JOHN BALKCOM
                                   ------------------------------------------
                                   Name: John Balkcom
                                        -------------------------------------
                                   State of Residence:  Illinois
                                                      -----------------------


                              By:     /s/  MARK BLESSINGTON
                                   ------------------------------------------
                                   Name: Mark Blessington
                                        -------------------------------------
                                   State of Residence: Illinois
                                                      -----------------------


                              By:         /s/  FREDERICK BRIGGS
                                   ------------------------------------------
                                   Name: Frederick (Ted) Briggs
                                        -------------------------------------
                                   State of Residence:  California
                                                      -----------------------


                              By:     /s/  ROGER BROSSY
                                   ------------------------------------------
                                   Name: Roger Brossy
                                        -------------------------------------
                                   State of Residence: California
                                                      -----------------------


                              By:     /s/  SEYMOUR BURCHMAN
                                   ------------------------------------------
                                   Name: Seymour Burchman
                                        -------------------------------------
                                   State of Residence:  Pennsylvania
                                                      -----------------------


                              By:     /s/  PAMELA COHEN
                                   ------------------------------------------
                                   Name: Pamela Cohen
                                        -------------------------------------
                                   State of Residence: Michigan
                                                      -----------------------


                              By:     /s/  GLENN DALTON
                                   ------------------------------------------
                                   Name: Glenn Dalton
                                        -------------------------------------
                                   State of Residence:  Missouri
                                                      -----------------------


                              By:     /s/  BARBARA DEWEY
                                   ------------------------------------------
                                   Name: Barbara Dewey
                                        -------------------------------------
                                   State of Residence: New Jersey
                                                      -----------------------

                              By:     /s/  DONALD GALLO
                                   ------------------------------------------
                                   Name: Donald Gallo
                                        -------------------------------------
                                   State of Residence:  New Jersey
                                                      -----------------------


                              By:     /s/  DONALD GOUGH
                                   ------------------------------------------
                                   Name: Donald Gough
                                        -------------------------------------
                                   State of Residence: New Hampshire
                                                      -----------------------


                              By:     /s/  ELIZABETH HAWK
                                   ------------------------------------------
                                   Name: Elizabeth Hawk
                                        -------------------------------------
                                   State of Residence:  Missouri
                                                      -----------------------


                              By:     /s/  MYRNA HELLERMAN
                                   ------------------------------------------
                                   Name: Myrna Hellerman
                                        -------------------------------------
                                   State of Residence: Illinois
                                                      -----------------------


                              By:     /s/  JAMES KOCHANSKI
                                   ------------------------------------------
                                   Name: James Kochanski
                                        -------------------------------------
                                   State of Residence:  North Carolina
                                                      -----------------------


                              By:     /s/  STEVEN LANDBERG
                                   ------------------------------------------
                                   Name: Steven Landberg
                                        -------------------------------------
                                   State of Residence: New York
                                                      -----------------------


                              By:     /s/  PETER LeBLANC
                                   ------------------------------------------
                                   Name: Peter LeBlanc
                                        -------------------------------------
                                   State of Residence:  North Carolina
                                                      -----------------------


                              By:     /s/  WILLIAM O'CONNELL
                                   ------------------------------------------
                                   Name: William O'Connell
                                        -------------------------------------
                                   State of Residence:  New Jersey
                                                      -----------------------


                              By:     /s/  VINCENT PERRO
                                   ------------------------------------------
                                   Name: Vincent Perro
                                        -------------------------------------
                                   State of Residence: New York
                                                      -----------------------

                              By:     /s/  JUDE RICH
                                   ------------------------------------------
                                   Name: Jude Rich
                                        -------------------------------------
                                   State of Residence:  New Jersey
                                                      -----------------------


                              By:     /s/  KAREN ROCHE
                                   ------------------------------------------
                                   Name: Karen Roche
                                        -------------------------------------
                                   State of Residence: California
                                                      -----------------------


                              By:     /s/  ANNE SAUNIER
                                   ------------------------------------------
                                   Name: Anne Saunier
                                        -------------------------------------
                                   State of Residence:  New York
                                                      -----------------------


                              By:     /s/  RICHARD SEMLER
                                   ------------------------------------------
                                   Name: Richard Semler
                                        -------------------------------------
                                   State of Residence: California
                                                      -----------------------


                              By:     /s/  STEPHEN STRELSIN
                                   ------------------------------------------
                                   Name: Stephen Strelsin
                                        -------------------------------------
                                   State of Residence:  Illinois
                                                      -----------------------


                              By:     /s/  GERARD THOMAS
                                   ------------------------------------------
                                   Name: Gerard (Chip) Thomas
                                        -------------------------------------
                                   State of Residence: North Carolina
                                                      -----------------------


                              By:     /s/  DOUGLAS TORMEY
                                   ------------------------------------------
                                   Name: Douglas Tormey
                                        -------------------------------------
                                   State of Residence:  Connecticut
                                                      -----------------------


                              By:     /s/  SUSAN ANNUNZIO TYNAN
                                   ------------------------------------------
                                   Name: Susan Annunzio Tynan
                                        -------------------------------------
                                   State of Residence: Illinois
                                                      -----------------------